UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23016

(Investment Company Act file number)

Resource Credit Income Fund

(Exact name of Registrant as specified in charter)

650 Madison Avenue, 23rd Floor

New York, NY 10022

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center, 1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 891-2880

Date of fiscal year end: September 30

Date of reporting period: October 1, 2019– September 30, 2020

Item 1. Reports to Stockholders.

RESOURCE

CREDIT INCOME FUND

ANNUAL REPORT

SEPTEMBER 30, 2020

TABLE OF CONTENTS

Shareholder Letter	1
Portfolio Update	4
Consolidated Schedule of Investments	6
Consolidated Statement of Assets and Liabilities	11
Consolidated Statement of Operations	12
Consolidated Statements of Changes in Net Assets	13
Financial Highlights
Class A	15
Class C	17
Class W	19
Class I	21
Class L	23
Notes to Consolidated Financial Statements	24
Report of Independent Registered Public Accounting Firm	35
Additional Information	36
Trustees & Officers	38
Privacy Notice	41

Beginning in 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by calling the Fund at 833-404-4103, or submitting a signed letter of instruction requesting paperless reports to PO Box 219169, Kansas City, MO 64121. If you own shares through a financial intermediary, you may contact your financial intermediary to request your shareholder reports electronically.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling the Fund at 833-404-4103, or by submitting a signed letter of instruction requesting paper reports to PO Box 219169, Kansas City, MO 64121. If you own shares through a financial intermediary, contact the financial intermediary to request paper copies. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

Resource Credit Income Fund	Shareholder Letter

September 30, 2020 (Unaudited)

Dear Shareholders:

First and foremost, we hope you and your family remain safe. While health and welfare remain everyone’s primary concern, we want to provide insights into the performance and positioning of the Resource Credit Income Fund (the “Fund”) for the year ended September 30, 2020 (the “annual period”).

For the annual period, the Fund1 posted a return of -2.0%. Fund performance was helped by a return of 14.5% during the six months ended September 30, 2020 — handily outpacing the Barclay’s U.S. Aggregate Total Return Value Index2 (+3.5%) and beating the S&P/LSTA Leveraged Loan Total Return Index3 (+14.2%). A number of notable “wins” during the last six months helped drive these returns.

The Fund purchased loans of sewing and crafts retailer Jo-Ann Stores LLC’s in 2019 at roughly 35 cents on the dollar (yielding greater than 30%). These loans traded down to the single-digits during the COVID-19 panic as investors indiscriminately punished all retailers.

In September 2020, Jo-Ann Stores reported historically strong quarterly results for the quarter ended August 1, 2020 as “Do It Yourself” mask-making drove a dramatic increase in store traffic. “Same Store Sales” increased 54% and EBITDA increased to $100.9 million, compared to a loss of $2.4 million in the same period last year. Importantly, management used the windfall to buyback the company’s debt in the open market. The Fund’s loans now trade in the 70s, helping the Fund’s investment in Jo-Ann Stores to produce a return of 221.0% during the last twelve months.

Another Fund holding, Advantage Sales and Marketing, a marketing services business targeting the grocery channel, also boosted its bottom-line during COVID-19. Management nimbly repositioned many of its in-store marketing employees to providing temporary cleaning services to their grocery customers, enabling Advantage Sales and Marketing to post significant growth during 2020.

Bolstered by recent performance, Advantage Sales and Marketing announced in September that it would be acquired by a Special Purpose Acquisition Company (SPAC). As part of the transaction, which is slated to close in 4Q2020, the Fund’s loans will be refinanced at par. Advantage Sales and Marketing loans that traded in the 60s during the March/April selloff have re-priced in the high 90s and are expected to be taken-out at 100 (par) after deal close, providing another gain for the Fund’s shareholders.

In our semi-annual report letter, we remarked that the Fund’s investments in business development companies (BDCs) were, in our opinion, dramatically oversold during the early stages of COVID-19. Despite declining 40% in the month of March alone, the Fund’s allocation to BDCs finished the annual period down 15.2%; for comparison, the S&P BDC Index4 returned -19.7% during the same period.

The Fund’s BDC segment decidedly outpaced the broader BDC market during the six months ended September 30, 2020—gaining 45.6% compared to a return of 36.9% for the S&P BDC Index during that period. The Fund’s largest gainers included shares of TriplePoint Venture Growth BDC Corp. (+105.2%), PennantPark Floating Rate Capital Ltd. (+86.6%), Whitehorse Finance, Inc. (+47.7%) and FS KKR Capital Corp. (+42.1%).

Despite the recent recovery, the S&P BDC Index remained negative for the year through September 30, 2020 at -22.6%. Highlighting this dynamic, the S&P BDC Index yielded 9.3% at the beginning of the year before peaking at 18.9% during the COVID-19 selloff; as of September 30, 2020, the S&P BDC Index yields around 11.6%. Hence, the Fund’s BDC investments have not fully retraced its year-to-date losses as of September 30, 2020, but we continue to find opportunities in this beaten-up market segment.

As for performance detractors, we previously touched on the bonds of CEC Entertainment, Inc. (also known as Chuck E. Cheese), which provided one of the Fund’s few negative performers during the last six months. Nevertheless, CEC proved a meaningful performance drag as the Fund’s investment value plummeted near zero amidst the COVID-induced selloff.

In late June, Chuck E. Cheese sought bankruptcy protection after the pandemic brought its business to a dramatic halt. Resource has been working diligently with other creditors to support the company’s restructuring and to help recover value for the Fund’s investors.

The Fund’s Private Investment Funds gained 0.7% for the annual period. The Fund redeemed its investment in GoldenTree Credit Opportunities Fund LP, given that fund’s uneven performance and to help bolster the Fund’s liquidity. The Fund used the GoldenTree inflow to pay off Fund-level debt and return to a zero leverage position as of September 30, 2020.

The Fund has employed leverage opportunistically throughout its more than five-year history. During periods of volatility — most notably, the Oil & Gas panic of 2015 and 2016, the sudden market selloff in 4Q2018 and during the COVID-19-crisis in March 2020 —the Fund deployed debt to purchase securities at what I believe are “fire sale” prices. The Fund’s quarterly liquidity and borrowing capacity positions the Fund to capitalize on market dislocation.

Annual Report | September 30, 2020	1

Resource Credit Income Fund	Shareholder Letter

September 30, 2020 (Unaudited)

The Fund’s core market segment—lower middle market corporate credit—remains one of the last “cheap” parts of the current market. We continue to find credits trading at meaningful discounts and attractive yields. Nevertheless, the market is far from the “ultra-cheap” levels witnessed in March/April. Hence, we believe managing the Fund without significant leverage represents a prudent orientation in the current environment.

Fund Performance

During the year ended September 30, 2020, the Fund posted a loss of -2.0%1.

Even during periods of strong gains, as experienced over the last six months, we encourage our investors to view the Fund from a long-term perspective. The Fund has outpaced its most relevant fixed income indices since inception5, including Barclay’s U.S. Aggregate Total Return Value Index, ICE BofA U.S. High Yield Index6 and S&P/LSTA Leveraged Loan Total Return Index.

Positioning

The Fund ended calendar year 2019 with a 10% allocation to BDCs, the lowest positioning in its history. This weighting proved prescient as the market pummeled public BDCs during the COVID-19 downdraft.

Buying into this selloff, the Fund has increased its BDC positioning to around 15% at the end of the annual period. Again, with the S&P BDC Index currently yielding around 11.6% compared to around 9.3% pre-COVID-19, we continue to view BDCs as “cheap” and expect to maintain a relatively elevated allocation.

The Fund ended the annual period with roughly 60% of assets under management (“AUM”) invested in Direct Credit, which represents the Fund’s investments in bonds, loans and CLOs. This is roughly in-line with historic positioning.

The Fund ended the annual period with 23.3% of AUM invested in Private Credit. The Fund anticipates modest capital calls from our existing Private Investment Funds in the coming quarters. The Fund ended the annual period with a modest cash position of 1.3% of AUM.

Conclusion

The Fund continued to execute on its core investment mandate—generating high income-oriented returns from investments across the corporate credit universe, including both public and private markets. The Fund remains, in our opinion, a small and nimble credit fund that attempts to uncover opportunities below the radar of the big credit shops. This capability has become crucial to our investors in the current market.

In short, investors find themselves trapped in a brutal backdrop for traditional fixed income. Yields for so-called “high quality” corporate credit have collapsed as global central banks have pushed rates near zero. Direct purchases of corporate bonds by central banks have further drained yield from traditional investments.

We would highlight that the U.S. Federal Reserve (“Fed”) has been purchasing bonds of Apple Inc., a company that enjoys a $2 trillion market cap. This remarkable policy decision underscores the Fed’s commitment to maintaining liquidity and, in turn, keeping rates low. Whether this represents a prudent policy can be argued. However, it is not our job to debate what the Fed should do, but rather to anticipate and respond to what we expect the Fed will do.

In our view, the Fed will likely continue propping up asset prices, which could spell the demise of many traditional fixed income vehicles. In recent months, asset managers have scrambled to slash, if not eliminate, fees to maintain a positive yield on their funds. In this environment, investors should consider alternative fixed income solutions like the Fund.

Fund investors have enjoyed a level dividend of 17.5 cents per share for greater than five years. The yield on the Class A Shares of the Fund of approximately 7.2% stands-out in a world where the U.S. 10 Year Treasury yields approximately 0.68% and U.S. Investment Grade yields 2.01% (before fees)7 as of September 30, 2020. We have always viewed the Fund’s yield as objectively attractive, but the impact of COVID-19 has boosted the Fund’s relative value.

More important than our income returns, the Fund has unequivocally demonstrated its resilience in the twelve months ended September 30, 2020, which included (1) the Fund’s announcement in early December 2019 of a proposed reorganization with another fund and (2) decreased sales (as measured against historical levels) amid the loss of salesforce and suspension of many selling agreements given this announcement. As such, the Fund entered the COVID-downturn in an unsettled state.

2	www.altcif.com

Resource Credit Income Fund	Shareholder Letter

September 30, 2020 (Unaudited)

The Fund nevertheless navigated these rough waters and we believe is positioned for continued long-term success, as a now more battle-tested Fund. In our view, nothing is more important in the world of investing than resilience.

Thank you for your continued support in the Resource Credit Income Fund.

Regards,

Michael Terwilliger, CFA

Portfolio Manager*

Resource Credit Income Fund

*	Effective October 31, 2020, Sierra Crest Investment Management LLC (“Sierra Crest”) replaced Resource Alternative Advisor, LLC (“Resource”) as the investment advisor of the Fund. Michael Terwilliger has joined Sierra Crest as a portfolio manager to the Fund. For additional information, please see the Subsequent Event footnote to the Consolidated Financial Statements.

[1]	Fund performance refers to that of Class I. Total returns presented are calculated based on the traded NAV on September 30, 2020.

[2]	Barclays U.S. Aggregate Total Return Value Index - The Barclays U.S. Aggregate Total Return Value Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Investors cannot invest directly in an index.

[3]	S&P/LSTA Leveraged Loan Total Return Index - The S&P/LSTA Leveraged Loan Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments. Investors cannot invest directly in an index.

[4]	S&P BDC Index - The S&P BDC Index is designed to track leading business development companies that trade on major U.S. exchanges. Investors cannot invest directly in an index.

[5]	Fund and index performance measured from April 17, 2015 to September 30, 2020. During this period, the Fund (Class I) posted annualized performance of 5.53%, relative to 3.64%, 4.85% and 3.42% for the Barclay’s U.S. Aggregate Total Return Value Index, ICE BofA U.S. High Yield Index, and S&P/LSTA Leveraged Loan Total Return Index, respectively.

[6]	ICE BofA U.S. High Yield Index – The ICE BofA U.S. High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Investors cannot invest directly in an index.

[7]	ICE BofA U.S. Corporate Index (C0A0) – The ICE BofA U.S. Corporate Index tracks the performance of U.S. dollar denominated investment grade corporate debt publicly issued in the U.S. domestic market. Investors cannot invest directly in an index.

Annual Report | September 30, 2020	3

Resource Credit Income Fund	Portfolio Update

  September 30, 2020 (Unaudited)

The Fund’s performance figures for the periods ended September 30, 2020, compared to its benchmark:

Resource Credit Income Fund	1 Month	Quarter	6 Month	YTD	1 Year	3 Year	5 Year	Since Inception*	Inception
Class A Shares – Without Load	1.38%	6.84%	17.15%	-4.63%	-1.88%	2.65%	5.87%	5.37%	4/17/2015
Class A Shares – With Load	-4.47%	0.66%	10.37%	-10.12%	-7.53%	0.64%	4.45%	4.07%	4/17/2015
Class C Shares – Without Load	1.30%	6.58%	16.67%	-5.16%	-2.61%	1.89%	5.39%	4.93%	4/17/2015
Class C Shares – With Load(a)	-1.20%	4.03%	13.98%	-7.50%	-5.00%	1.38%	5.07%	4.64%	4/17/2015
Class W Shares – Without Load	1.38%	6.73%	17.03%	-4.64%	-1.89%	2.65%	5.77%	5.28%	4/17/2015
Class I Shares – Without Load	1.45%	6.90%	17.27%	-4.42%	-1.61%	2.92%	6.13%	5.61%	4/17/2015
Class L Shares – Without Load	1.42%	6.77%	17.01%	-4.72%	-2.04%	2.42%	0.00%	2.57%	7/28/2017
Class L Shares – With Load	-2.85%	2.26%	12.07%	-8.78%	-6.21%	0.96%	0.00%	1.17%	7/28/2017
S&P/LSTA Leverage Loan Index	0.63%	4.14%	14.24%	-0.66%	1.06%	3.10%	4.01%	3.42%	4/17/2015

*	Annualized total return

(a)	Effective as of December 23, 2016, Class C shares no longer have a sales charge.

The S&P/LSTA Leveraged Loan Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments. Investors cannot invest directly in an index.

Past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Performance figures for periods less than one year are not annualized. As of the Fund’s most recent prospectus dated January 15, 2020, the Fund’s total annual operating expenses, including acquired fund fees and expenses, before fee waivers is 5.08% for Class A, 5.84% for Class C, 5.08% for Class W, 4.83% for Class I and 5.35% for Class L shares. After fee waivers, the Fund’s total annual operating expense is 4.96% for Class A, 5.71% for Class C, 4.96% for Class W, 4.71% for Class I and 5.21% for Class L shares. Class A shares are subject to maximum sales loads of 5.75% imposed on purchases. Class L shares are subject to a maximum sales load of 4.25% imposed on purchases. Share repurchases within 365 days may be subject to an early withdrawal charge of 0.50% for Class A and 1.00% for Class C shares. For performance information current to the most recent month-end, please call toll-free 1-833-404-4103.

4	www.altcif.com

Resource Credit Income Fund	Portfolio Update

September 30, 2020 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment

*	Commencement of operations for Class A Shares.

Consolidated Portfolio Composition as of September 30, 2020

Asset Type	Percent of Net Assets
Bank Loans	31.73%
Bonds & Notes	24.50%
Private Investment Funds	23.33%
Common Equity	14.95%
Preferred Stocks	3.02%
Short Term Investment	0.95%
Total Investments	98.48%
Other Assets in Excess of Liabilities	1.52%
Net Assets	100.00%

Please see the Consolidated Schedule of Investments for a detailed listing of the Fund’s holdings.

Annual Report | September 30, 2020	5

Resource Credit Income Fund	Consolidated Schedule of Investments

September 30, 2020

	Coupon	Reference Rate & Spread	Maturity	Principal	Value
BANK LOANS (31.73%)(a)
Communication Services (0.93%)
Advantage Sales & Marketing, Inc., Second Lien Term Loan	7.50%	1M US L + 6.50%, 1.00% Floor	07/25/2022	$2,425,000	$2,352,420
Consumer Discretionary (4.47%)
Bass Pro Group LLC, First Lien Initial Term Loan	5.75%	3M US L + 5.00%, 0.75% Floor	09/25/2024	2,961,832	2,941,484
BBB Industries US Holdings, Inc., Second Lien Term Loan	9.58%	3M US L + 8.50%	06/29/2026	5,000,000	3,625,000
Jo-Ann Stores LLC, Second Lien Initial Term Loan	10.25%	3M US L + 9.25%, 1.00% Floor	05/21/2024	4,277,967	3,550,713
WASH Multifamily Laundry Systems LLC, Second Lien Initial US Term Loan	8.00%	1M US L + 7.00%, 1.00% Floor	05/15/2023	1,320,145	1,207,933
					11,325,130
Consumer Staples (3.68%)
8th Avenue Food & Provisions, Inc., Second Lien Term Loan	7.90%	1M US L + 7.75%	10/01/2026	2,500,000	2,471,875
Alphabet Holding Co., Inc., Second Lien Initial Term Loan	7.90%	1M US L + 7.75%	08/15/2025	5,000,000	4,850,000
Winebow Group LLC, First Lien Term Loan	4.75%	1M US L + 3.75%, 1.00% Floor	07/01/2021	2,382,933	1,984,912
					9,306,787
Financials (2.62%)
Asurion LLC, Second Lien Replacement B-2 Term Loan	6.65%	1M US L + 6.50%	08/04/2025	4,696,970	4,714,090
Asurion LLC, First Lien New B-7 Term Loan	3.15%	1M US L + 3.00%	11/03/2024	1,959,900	1,930,100
					6,644,190
Health Care (5.65%)
Outcomes Group Holdings, Inc., Second Lien Term Loan	7.72%	3M US L + 7.50%	10/26/2026	2,000,000	1,800,000
Sound Inpatient Physicians, Inc., Second Lien Initial Term Loan	6.90%	1M US L + 6.75%	06/28/2026	1,000,000	979,380
Upstream Newco, Inc., Second Lien Term Loan	8.65%	1M US L + 8.50%	11/20/2027	7,500,000	7,312,500
Viant Medical Holdings, Inc., Second Lien Initial Term Loan	7.90%	1M US L + 7.75%	07/02/2026	5,000,000	4,202,500
					14,294,380
Industrials (6.82%)
Jazz Acquisition, Inc., Second Lien Term Loan	8.15%	1M US L + 8.00%	06/18/2027	4,000,000	3,135,000
Restaurant Technologies, Inc., Second Lien Initial Term Loan	6.65%	1M US L + 6.50%	10/01/2026	4,500,000	4,185,000
Tempo Acquisition LLC, First Lien Extended Term Loan	3.75%	1M US L + 3.25%, 0.50% Floor	10/31/2026	2,592,018	2,521,554
USS Ultimate Holdings, Inc., Second Lien Initial Term Loan	8.75%	3M US L + 7.75%, 1.00% Floor	08/25/2025	7,750,000	7,415,820
					17,257,374
Information Technology (5.83%)
EagleView Technology Corp., First Lien Term Loan	3.76%	3M US L + 3.50%	08/14/2025	4,934,773	4,786,113
EagleView Technology Corp., Second Lien Term Loan	8.50%	3M US L + 7.50%, 1.00% Floor	08/14/2026	2,000,000	1,740,000
Hyland Software, Inc., Second Lien Initial Term Loan	7.75%	1M US L + 7.00%, 0.75% Floor	07/07/2025	2,000,000	1,995,840
Renaissance Holdings Corp., Second Lien Initial Term Loan	7.15%	1M US L + 7.00%	05/29/2026	6,486,683	6,240,189
					14,762,142

See Notes to Consolidated Financial Statements.

6	www.altcif.com

Resource Credit Income Fund	Consolidated Schedule of Investments

September 30, 2020

	Coupon	Reference Rate & Spread	Maturity	Principal	Value
Materials (1.73%)
Ball Metalpack Finco LLC, Second Lien Initial Term Loan	9.75%	3M US L + 8.75%, 1.00% Floor	07/31/2026	$5,000,000	$4,375,000

TOTAL BANK LOANS
(Cost $83,968,988)					80,317,423

BONDS & NOTES (24.50%)
ASSET BACKED SECURITIES (2.73%)(a)(b)
Financials (2.73%)
Bowman Park CLO, Ltd., Class F(c)	7.26%	3M US L + 7.00%	11/23/2025	1,000,000	761,014
Canyon Capital CLO 2014-1, Ltd., Class ER	7.97%	3M US L + 7.70%	01/30/2031	1,000,000	638,895
Jamestown CLO V, Ltd., Class F(c)	6.12%	3M US L + 5.85%	01/17/2027	1,452,399	447,847
OCP CLO 2013-4, Ltd., Class DR(c)	7.03%	3M US L + 6.77%	04/24/2029	1,000,000	874,196
Octagon Investment Partners 36, Ltd., Class F	8.03%	3M US L + 7.75%	04/15/2031	1,000,000	740,110
Octagon Investment Partners XIV, Ltd., Class ER(c)	8.63%	3M US L + 8.35%	07/15/2029	2,132,000	1,441,104
Saranac CLO VII, Ltd., Class ER	6.97%	3M US L + 6.72%	11/20/2029	519,777	303,075
Tralee CLO II, Ltd., Class ER(c)	8.12%	3M US L + 7.85%	07/20/2029	1,024,173	707,424
Tralee CLO II, Ltd., Class FR(c)	9.12%	3M US L + 8.85%	07/20/2029	1,000,000	166,914
Trinitas CLO III, Ltd., Class F(c)	6.78%	3M US L + 6.50%	07/15/2027	572,540	223,124
Voya CLO 2014-2, Ltd., Class ER	7.97%	3M US L + 7.70%	04/17/2030	1,000,000	610,721
					6,914,424
CONVERTIBLE CORPORATE BONDS (1.35%)
Financials (1.35%)
GSV Capital Corp.	4.750%	N/A	03/28/2023	515,000	599,357
Scorpio Tankers, Inc.(c)	3.000%	N/A	05/15/2022	3,025,000	2,813,849
					3,413,206
CORPORATE BONDS (20.42%)
Consumer Discretionary (20.42%)
Carvana Co.(c)	8.875%	N/A	10/01/2023	3,300,000	3,446,454
CEC Entertainment, Inc.(c)(d)	8.000%	N/A	02/15/2022	11,549,000	1,039,410
Cooke Omega Investments, Inc. / Alpha VesselCo Holdings, Inc.(b)(c)	8.500%	N/A	12/15/2022	6,011,000	6,227,486
Dole Food Co., Inc.(b)(c)	7.250%	N/A	06/15/2025	7,000,000	6,990,515
H-Food Holdings LLC / Hearthside Finance Co., Inc.(b)(c)	8.500%	N/A	06/01/2026	11,438,000	11,220,392
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets, Ltd.(b)(c)	6.500%	N/A	06/20/2027	1,000,000	1,043,750
Monitronics - Escrow(c)(d)	–%	N/A	12/31/2049	2,650,000	–
New Enterprise Stone & Lime Co., Inc.(b)(c)	6.250%	N/A	03/15/2026	1,475,000	1,522,016
New Enterprise Stone & Lime Co., Inc.(b)	9.750%	N/A	07/15/2028	1,000,000	1,085,000
Trident TPI Holdings, Inc.(b)(c)	6.625%	N/A	11/01/2025	2,399,000	2,371,759
Trident TPI Holdings, Inc.(b)(c)	9.250%	N/A	08/01/2024	7,000,000	7,448,350
Whiting Petroleum Corp.(c)(d)	–%	N/A	12/31/2020	2,600,000	–
Wolverine Escrow LLC(b)(c)	13.125%	N/A	11/15/2027	5,000,000	3,512,500
Wolverine Escrow LLC(b)(c)	9.000%	N/A	11/15/2026	2,000,000	1,653,750
Wolverine Escrow LLC(b)(c)	8.500%	N/A	11/15/2024	5,000,000	4,112,500
					51,673,882
TOTAL BONDS & NOTES
(Cost $74,808,344)					62,001,512

	Shares	Value
COMMON EQUITY (14.95%)
Financials (14.95%)
Apollo Investment Corp.(c)	106,332	879,366
Ares Capital Corp.(c)	361,124	5,037,680

See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2020	7

Resource Credit Income Fund	Consolidated Schedule of Investments

September 30, 2020

	Shares	Value
COMMON EQUITY (14.95%) (continued)
Financials (14.95%) (continued)
BlackRock Capital Investment Corp.(c)	478,501	$1,167,542
FS KKR Capital Corp.(c)	150,016	2,379,254
FS KKR Capital Corp. II	195,000	2,868,450
Owl Rock Capital Corp.(c)	5,949	71,745
PennantPark Floating Rate Capital Ltd.(c)	303,163	2,558,696
PennantPark Investment Corp.(c)	250,000	797,500
Solar Capital Ltd.(c)	514,872	8,160,721
Solar Senior Capital Ltd.(c)	178,599	2,250,347
Trinity Capital Inc.(b)(c)	100,000	1,274,000
TriplePoint Venture Growth BDC Corp.(c)	415,109	4,582,803
WhiteHorse Finance, Inc.(c)	524,959	5,139,349
Whiting Petroleum Corp.(c)(e)	39,046	675,105
		37,842,558

TOTAL COMMON EQUITY
(Cost $46,188,512)		37,842,558

	Dividend Rate	Shares	Value
PREFERRED STOCKS (3.02%)
Financials (3.02%)
Maiden Holdings North America, Ltd.(c)	7.750%	88,000	1,939,520
Trinity Capital, Inc.(b)(c)	7.000%	240,000	5,700,000
			7,639,520

TOTAL PREFERRED STOCKS
(Cost $8,000,240)			7,639,520

PRIVATE INVESTMENT FUNDS (23.33%)
BlackRock Global Credit Opportunities Fund, LP(f)(g)			14,576,268
CVC European Mid-Market Solutions Fund(f)(g)			12,807,016
GSO Credit Alpha Fund II LP(f)(g)			6,133,066
Monroe Capital Private Credit Fund III LP(f)(g)			7,132,272
Tree Line Credit Strategies LP(f)(g)			18,391,189
			59,039,811

TOTAL PRIVATE INVESTMENT FUNDS
(Cost $60,763,482)			59,039,811

SHORT TERM INVESTMENT (0.95%)
Dreyfus Treasury Cash Management, Institutional Class, 0.01%(h)		2,403,459	2,403,459

TOTAL SHORT TERM INVESTMENT
(Cost $2,403,459)			2,403,459

INVESTMENTS, AT VALUE (98.48%)
(Cost $276,133,025)			$249,244,283

Other Assets In Excess Of Liabilities (1.52%)			3,852,817

NET ASSETS (100.00%)			$253,097,100

See Notes to Consolidated Financial Statements.

8	www.altcif.com

Resource Credit Income Fund	Consolidated Schedule of Investments

September 30, 2020

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Reference Rates:

1M US L - 1 Month LIBOR as of September 30, 2020 was 0.15%

3M US L - 3 Month LIBOR as of September 30, 2020 was 0.23%

(a)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at September 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2020, the aggregate market value of those securities was $61,076,442, representing 24.13% of net assets.
(c)	All or a portion of each of these securities have been segregated as collateral for line of credit. The aggregate market value of those securities was $99,446,161 (see Note 6).
(d)	Security in default on interest payments.
(e)	Non-income producing security.
(f)	Investment is held through CIF Investments LLC, a wholly-owned subsidiary (see Note 1).
(g)	Illiquid/restricted security. See chart next page.
(h)	Money market fund; interest rate reflects seven-day effective yield on September 30, 2020.

See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2020	9

Resource Credit Income Fund	Consolidated Schedule of Investments

September 30, 2020

Securities determined to be illiquid/restricted under the procedures approved by the Fund's Board of Trustees are as follows.

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
03/31/2018 - 09/30/2020	BlackRock Global Credit Opportunities Fund, LP	$14,923,216	$14,576,268	5.76%
09/30/2017 - 03/31/2020	CVC European Mid-Market Solutions Fund	13,556,610	12,807,016	5.06%
6/30/2018 - 6/30/2020	GSO Credit Alpha Fund II LP	6,222,799	6,133,066	2.42%
09/30/2018 - 12/31/2019	Monroe Capital Private Credit Fund III LP	7,060,857	7,132,272	2.82%
12/31/2017 - 06/30/2019	Tree Line Credit Strategies LP	19,000,000	18,391,189	7.27%
	Total	$60,763,482	$59,039,811	23.33%

Additional information on investments in private investment funds:

Security	Value	Redemption Frequency	Redemption Notice (Days)	Unfunded Commitments as of September 30, 2020 (See Note 2)
BlackRock Global Credit Opportunities Fund, LP(a)	$14,576,268	N/A	N/A	$10,079,776
CVC European Mid-Market Solutions Fund(b)	12,807,016	N/A	N/A	1,525,516
GSO Credit Alpha Fund II LP(a)	6,133,066	N/A	N/A	8,777,201
Monroe Capital Private Credit Fund III LP(b)	7,132,272	N/A	N/A	2,939,143
Tree Line Credit Strategies LP	18,391,189	Quarterly	90	N/A
				$23,321,636

(a)	A voluntary withdrawal may be permitted at the General Partner's discretion with the General Partner's consent.
(b)	A voluntary withdrawal may be permitted with the General Partner's prior written consent.

See Notes to Consolidated Financial Statements.

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Resource Credit Income Fund	Consolidated Statement of Assets and Liabilities

September 30, 2020

ASSETS
Investments, at value (Cost $276,133,025)	$249,244,283
Cash	355,263
Interest and dividends receivable	3,649,434
Receivable for investments sold	393,889
Receivable for fund shares sold	39,161
Prepaid expenses and other assets	27,196
Total assets	253,709,226

LIABILITIES
Interest on line of credit payable	2,111
Due to adviser	281,524
Administration fees payable	56,291
Custody fees payable	11,913
Compliance services fees payable	16,667
Distribution fees payable	29,549
Shareholder servicing fees payable	34,156
Transfer agency fees payable	26,206
Accrued expenses and other liabilities	153,709
Total liabilities	612,126
NET ASSETS	$253,097,100
Commitments and contingencies (Note 2)	–

NET ASSETS CONSISTS OF
Paid-in capital	$279,493,660
Total accumulated deficit	(26,396,560)
NET ASSETS	$253,097,100

Capital Shares:
Class A
Net assets	$38,829,130
Shares of beneficial interest outstanding (no par value; unlimited number of shares)	3,983,125
Net asset value and redemption price per share(a)	$9.75
Maximum offering price per share (maximum sales charge of 5.75%)	$10.34
Class C
Net assets	$43,984,206
Shares of beneficial interest outstanding (no par value; unlimited shares)	4,461,067
Net asset value, offering and redemption price per share(a)	$9.86
Class W
Net assets	$69,993,270
Shares of beneficial interest outstanding (no par value; unlimited shares)	7,183,343
Net asset value, offering and redemption price per share	$9.74
Class I
Net assets	$87,634,115
Shares of beneficial interest outstanding (no par value; unlimited shares)	8,971,423
Net asset value, offering and redemption price per share	$9.77
Class L
Net assets	$12,656,379
Shares of beneficial interest outstanding (no par value; unlimited shares)	1,298,691
Net asset value and redemption price per share	$9.75
Maximum offering price per share (maximum sales charge of 4.25%)	$10.18

(a)	Redemption price varies based on length of time held (Note 5).

See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2020	11

Resource Credit Income Fund	Consolidated Statement of Operations

For the Year Ended September 30, 2020

INVESTMENT INCOME
Interest	$15,492,269
Dividends	9,622,384
Total investment income	25,114,653
EXPENSES
Investment advisory fees (Note 3)	4,828,992
Administrative fees (Note 3)	305,038
Distribution fees (Note 3):
Class C	318,855
Class L	31,966
Shareholder servicing fees (Note 3):
Class A	96,219
Class C	106,886
Class W	197,386
Class L	31,966
Interest expense (Note 6)	165,652
Interest and amortization/accretion on securities sold short	87,154
Transfer agent fees (Note 3)	319,123
Professional fees	147,944
Printing expense	171,811
Registration fees	88,112
Custody fees	41,038
Trustee fees and expenses (Note 3)	63,900
Compliance services fees (Note 3)	200,000
Networking Fees:
Class A	12,806
Class C	12,459
Class W	8,061
Class I	19,909
Class L	5,588
Other expenses	97,366
Total expenses	7,358,231
Fees waived by Adviser (Note 3)	(223,829)
Recoupment of previously waived fees (Note 3)	11,918
Total net expenses	7,146,320
NET INVESTMENT INCOME	17,968,333
Net realized loss on investments	(3,391,875)
Gains increase from payments by affiliates (Note 3)	335,295
Net realized loss on securities sold short	(434,122)
Long-term capital gains distributions from other investment companies	640,367
Net change in unrealized depreciation on investments	(22,488,468)
Net change in unrealized appreciation on securities sold short	451,779
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(24,887,024)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,918,691)

See Notes to Consolidated Financial Statements.

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Resource Credit Income Fund	Consolidated Statements of Changes in Net Assets

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
OPERATIONS
Net investment income	$17,968,333	$14,433,882
Net realized loss on investments	(3,391,875)	(879,604)
Gains increase from payments by affiliates (Note 3)	335,295	–
Net realized loss on securities sold short	(434,122)	(14,551)
Long-term capital gains distributions from other investment companies	640,367	–
Net realized loss on foreign currency transactions	–	(21,214)
Net change in unrealized depreciation on investments	(22,488,468)	(4,149,368)
Net change in unrealized appreciation on securities sold short	451,779	(451,779)
Net increase/(decrease) in net assets resulting from operations	(6,918,691)	8,917,366

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributable Earnings
Class A	(2,742,822)	(1,746,235)
Class C	(2,783,170)	(1,583,627)
Class W	(5,637,361)	(4,232,879)
Class I	(6,545,582)	(3,098,932)
Class L	(877,305)	(583,569)
From return of capital:
Class A	(449,557)	(504,734)
Class C	(456,521)	(464,754)
Class W	(890,742)	(1,164,640)
Class I	(1,063,106)	(1,001,812)
Class L	(142,599)	(173,643)
Total distributions to shareholders	(21,588,765)	(14,554,825)

CAPTIAL SHARE TRANSACTIONS
Class A
Proceeds from sales of shares	5,840,049	11,882,666
Distributions reinvested	1,781,074	1,274,924
Cost of shares redeemed	(3,245,836)	(2,823,417)
Net transferred in(out)	(414,003)	(256,215)
Net increase from share transactions	3,961,284	10,077,958
Class C
Proceeds from sales of shares	8,319,399	16,475,462
Distributions reinvested	1,859,781	1,214,219
Cost of shares redeemed	(2,869,823)	(1,876,193)
Net transferred in(out)	(347,881)	(104,502)
Net increase from share transactions	6,961,476	15,708,986
Class W
Proceeds from sales of shares	13,839,560	51,120,662
Distributions reinvested	2,285,342	2,392,701
Cost of shares redeemed	(18,542,424)	(19,680,340)
Net transferred in(out)	(4,584,446)	(21,160,923)
Net increase/(decrease) from share transactions	(7,001,968)	12,672,100
Class I
Proceeds from sales of shares	21,748,932	41,858,117
Distributions reinvested	4,502,319	2,246,428
Cost of shares redeemed	(21,289,740)	(6,383,090)
Net transferred in(out)	5,346,330	21,555,338
Net increase from share transactions	10,307,841	59,276,793
Class L
Proceeds from sales of shares	348,597	4,075,265
Distributions reinvested	577,980	421,315
Cost of shares redeemed	(905,353)	(284,303)
Net transferred in(out)	–	(33,698)
Net increase from share transactions	21,224	4,178,579
Net increase/(decrease) from share transactions	(14,257,599)	96,276,957

See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2020	13

Resource Credit Income Fund	Consolidated Statements of Changes in Net Assets (continued)

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
NET ASSETS
Beginning of year	267,354,699	171,077,742
End of year	$253,097,100	$267,354,699

OTHER INFORMATION
Capital Shares Transactions
Class A
Issued	568,509	1,087,050
Distributions reinvested	181,466	118,824
Redeemed	(328,793)	(258,196)
Net Transferred in(out)	(40,820)	(23,363)
Net increase in shares	380,362	924,315

Class C
Issued	783,402	1,492,724
Distributions reinvested	187,748	111,935
Redeemed	(281,781)	(170,167)
Net Transferred in(out)	(35,195)	(9,507)
Net increase in shares	654,174	1,424,985

Class W
Issued	1,366,034	4,696,724
Distributions reinvested	232,125	223,882
Redeemed	(1,873,525)	(1,821,984)
Net Transferred in(out)	(475,259)	(1,952,992)
Net increase(decrease) in shares	(750,625)	1,145,630

Class I
Issued	2,049,788	3,821,467
Distributions reinvested	458,248	207,906
Redeemed	(2,151,489)	(581,417)
Net Transferred in(out)	550,137	1,983,560
Net increase in shares	906,684	5,431,516

Class L
Issued	32,215	373,660
Distributions reinvested	58,939	39,218
Redeemed	(86,798)	(26,185)
Net Transferred in(out)	–	(3,069)
Net increase in shares	4,356	383,624

See Notes to Consolidated Financial Statements.

14	www.altcif.com

Resource Credit Income Fund – Class A	Financial Highlights

For a Share Outstanding Throughout the Years Presented

	Year Ended September 30, 2020		Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017		Year Ended September 30, 2016
NET ASSET VALUE, BEGINNING OF YEAR	$10.80		$11.09	$11.13	$10.26		$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.69		0.73	0.79	0.57		0.43
Net realized and unrealized gain/(loss) on investments	(0.92)		(0.32)	(0.13)	1.02		0.18
Total income/(loss) from investment operations	(0.23)		0.41	0.66	1.59		0.61

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.70)		(0.55)	(0.57)	(0.47)		(0.27)
From net realized gain on investments	–		–	(0.04)	(0.16)		–
From return of capital	(0.12)		(0.15)	(0.09)	(0.09)		(0.08)
Total distributions	(0.82)		(0.70)	(0.70)	(0.72)		(0.35)
INCREASE/(DECREASE) IN NET ASSET VALUE	(1.05)		(0.29)	(0.04)	0.87		0.26
NET ASSET VALUE, END OF YEAR	$9.75		$10.80	$11.09	$11.13		$10.26

TOTAL RETURN(b)	(1.88	)%(c)(d)	3.91%	6.09%	15.79	%(c)	6.22	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$38,829		$38,901	$29,712	$16,049		$4,043

RATIOS TO AVERAGE NET ASSETS(e)
Including interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	2.78%		2.79%	2.93%	4.90%		31.46%
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.68%		2.67%	2.61%	2.59%		2.59%
Excluding interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	2.69%		2.71%	2.91%	4.90%		34.54%
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.59%		2.59%	2.59%	2.59%		2.59%
Net investment income	6.93%		6.68%	7.06%	5.20%		4.43%

PORTFOLIO TURNOVER RATE	39%		29%	43%	39%		22%

BORROWINGS AT END OF YEAR
Aggregate amount outstanding (000s)	$–		$–	$–	$–		$5
Asset coverage per $1,000 (000s)	$–		$–	$–	$–		$1,032,060

See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2020	15

Resource Credit Income Fund – Class A	Financial Highlights

For a Share Outstanding Throughout the Years Presented

(a)	Per share numbers have been calculated using the average shares method.

(b)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Returns shown exclude applicable sales charges.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.

(d)	0.10% of the Fund’s total return consists of a reimbursement by the Adviser caused by an error in inadvertently effecting a corporate action. Excluding this item, total return would have been (1.98)%.

(e)	Ratios do not include expenses of underlying investment companies and private investment funds in which the Fund invests.

See Notes to Consolidated Financial Statements.

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Resource Credit Income Fund – Class C	Financial Highlights

For a Share Outstanding Throughout the Years Presented

	Year Ended September 30, 2020		Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017		Year Ended September 30, 2016
NET ASSET VALUE, BEGINNING OF YEAR	$10.92		$11.22	$11.25	$10.36		$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.62		0.66	0.72	0.50		0.59
Net realized and unrealized gain/(loss) on investments	(0.92)		(0.34)	(0.13)	1.03		0.08
Total income/(loss) from investment operations	(0.30)		0.32	0.59	1.53		0.67

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.66)		(0.48)	(0.50)	(0.40)		(0.24)
From net realized gain on investments	–		–	(0.04)	(0.16)		–
From return of capital	(0.10)		(0.14)	(0.08)	(0.08)		(0.07)
Total distributions	(0.76)		(0.62)	(0.62)	(0.64)		(0.31)
INCREASE/(DECREASE) IN NET ASSET VALUE	(1.06)		(0.30)	(0.03)	0.89		0.36
NET ASSET VALUE, END OF YEAR	$9.86		$10.92	$11.22	$11.25		$10.36

TOTAL RETURN(b)	(2.61	)%(c)(d)	3.05%	5.39%	15.03	%(c)	6.85	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$43,984		$41,575	$26,720	$8,965		$434

RATIOS TO AVERAGE NET ASSETS(e)
Including interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	3.53%		3.55%	3.75%	5.28%		18.42%
Expenses, net of fees waived/expenses reimbursed by investment adviser	3.43%		3.42%	3.37%	3.34%		3.34%
Excluding interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	3.44%		3.47%	3.72%	5.28%		18.42%
Expenses, net of fees waived/expenses reimbursed by investment adviser	3.34%		3.34%	3.34%	3.34%		3.34%
Net investment income	6.19%		5.95%	6.38%	4.46%		5.85%

PORTFOLIO TURNOVER RATE	39%		29%	43%	39%		22%

BORROWINGS AT END OF YEAR
Aggregate amount outstanding (000s)	$–		$–	$–	$–		$5
Asset coverage per $1,000 (000s)	$–		$–	$–	$–		$1,032,060

See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2020	17

Resource Credit Income Fund – Class C	Financial Highlights

For a Share Outstanding Throughout the Years Presented

(a)	Per share numbers have been calculated using the average shares method.
(b)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.
(d)	0.10% of the Fund’s total return consists of a reimbursement by the Adviser caused by an error in inadvertently effecting a corporate action. Excluding this item, total return would have been (2.71)%.
(e)	Ratios do not include expenses of underlying investment companies and private investment funds in which the Fund invests.

See Notes to Consolidated Financial Statements.

18	www.altcif.com

Resource Credit Income Fund – Class W	Financial Highlights

For a Share Outstanding Throughout the Years Presented

	Year Ended September 30, 2020		Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017		Year Ended September 30, 2016
NET ASSET VALUE, BEGINNING OF YEAR	$10.79		$11.09	$11.12	$10.24		$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.69		0.73	0.79	0.58		0.63
Net realized and unrealized gain/(loss) on investments	(0.92)		(0.33)	(0.12)	1.01		(0.07	)(b)
Total income/(loss) from investment operations	(0.23)		0.40	0.67	1.59		0.56

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.70)		(0.55)	(0.57)	(0.46)		(0.25)
From net realized gain on investments	–		–	(0.04)	(0.16)		–
From return of capital	(0.12)		(0.15)	(0.09)	(0.09)		(0.07)
Total distributions	(0.82)		(0.70)	(0.70)	(0.71)		(0.32)
INCREASE/(DECREASE) IN NET ASSET VALUE	(1.05)		(0.30)	(0.03)	0.88		0.24
NET ASSET VALUE, END OF YEAR	$9.74		$10.79	$11.09	$11.12		$10.24

TOTAL RETURN(c)	(1.89	)%(d)(e)	3.81%	6.19%	15.77	%(d)	5.74	%(d)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$69,993		$85,642	$75,275	$26,757		$494

RATIOS TO AVERAGE NET ASSETS(f)
Including interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	2.75%		2.79%	2.98%	4.35%		17.52%
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.68%		2.67%	2.62%	2.61	%(g)	3.09%
Excluding interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	2.66%		2.71%	2.95%	4.35%		17.52%
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.59%		2.59%	2.59%	2.61	%(g)	3.09%
Net investment income	6.92%		6.68%	7.10%	5.22	%(g)	6.24%

PORTFOLIO TURNOVER RATE	39%		29%	43%	39%		22%

BORROWINGS AT END OF YEAR
Aggregate amount outstanding (000s)	$–		$–	$–	$–		$5
Asset coverage per $1,000 (000s)	$–		$–	$–	$–		$1,032,060

See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2020	19

Resource Credit Income Fund – Class W	Financial Highlights

For a Share Outstanding Throughout the Years Presented

(a)	Per share numbers have been calculated using the average shares method.
(b)	Realized and unrealized losses per share do not correlate to the aggregate of the net realized and unrealized gains on the Statement of Operations for the year ended September 30, 2016, primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.
(c)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.
(e)	0.10% of the Fund’s total return consists of a reimbursement by the Adviser caused by an error in inadvertently effecting a corporate action. Excluding this item, total return would have been (1.99)%.
(f)	Ratios do not include expenses of underlying investment companies and private investment funds in which the Fund invests.
(g)	Effective January 5, 2017, the annual expense limitation changed from 3.09% to 2.59%.

See Notes to Consolidated Financial Statements.

20	www.altcif.com

Resource Credit Income Fund – Class I	Financial Highlights

For a Share Outstanding Throughout the Years Presented

	Year Ended September 30, 2020		Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017		Year Ended September 30, 2016
NET ASSET VALUE, BEGINNING OF YEAR	$10.82		$11.12	$11.15	$10.28		$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.72		0.77	0.84	0.63		0.35
Net realized and unrealized gain/(loss) on investments	(0.92)		(0.34)	(0.14)	0.99		0.28
Total income/(loss) from investment operations	(0.20)		0.43	0.70	1.62		0.63

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.73)		(0.57)	(0.60)	(0.50)		(0.27)
From net realized gain on investments	–		–	(0.04)	(0.16)		–
From return of capital	(0.12)		(0.16)	(0.09)	(0.09)		(0.08)
Total distributions	(0.85)		(0.73)	(0.73)	(0.75)		(0.35)
INCREASE/(DECREASE) IN NET ASSET VALUE	(1.05)		(0.30)	(0.03)	0.87		0.28
NET ASSET VALUE, END OF YEAR	$9.77		$10.82	$11.12	$11.15		$10.28

TOTAL RETURN(b)	(1.61	)%(c)(d)	4.08%	6.46%	16.07	%(c)	6.42	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$87,634		$87,265	$29,273	$2,982		$213

RATIOS TO AVERAGE NET ASSETS(e)
Including interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	2.52%		2.54%	2.78%	4.45%		72.33%
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.43%		2.42%	2.37%	2.34%		2.34%
Excluding interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	2.43%		2.46%	2.75%	4.45%		72.33%
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.34%		2.34%	2.34%	2.34%		2.34%
Net investment income	7.20%		7.00%	7.51%	5.71%		3.53%

PORTFOLIO TURNOVER RATE	39%		29%	43%	39%		22%

BORROWINGS AT END OF YEAR
Aggregate amount outstanding (000s)	$–		$–	$–	$–		$5
Asset coverage per $1,000 (000s)	$–		$–	$–	$–		$1,032,060

See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2020	21

Resource Credit Income Fund – Class I	Financial Highlights

For a Share Outstanding Throughout the Years Presented

(a)	Per share numbers have been calculated using the average shares method.
(b)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.
(d)	0.10% of the Fund’s total return consists of a reimbursement by the Adviser caused by an error in inadvertently effecting a corporate action. Excluding this item, total return would have been (1.71)%.
(e)	Ratios do not include expenses of underlying investment companies and private investment funds in which the Fund invests.

See Notes to Consolidated Financial Statements.

22	www.altcif.com

Resource Credit Income Fund – Class L	Financial Highlights

For a Share Outstanding Throughout the Years or Period Presented

	Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018	For the Period Ended September 30, 2017(a)
NET ASSET VALUE, BEGINNING OF YEAR OR PERIOD	$10.79		$11.09		$11.12	$11.19

INCOME/(LOSS) FROM INVESTMENT OPERATIONS
Net investment income(b)	0.67		0.70		0.77	0.13
Net realized and unrealized loss on investments	(0.91)		(0.33)		(0.13)	(0.03	)(c)
Total income/(loss) from investment operations	(0.24)		0.37		0.64	0.10

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.69)		(0.52)		(0.55)	(0.10)
From net realized gain on investments	–		–		(0.04)	(0.04)
From return of capital	(0.11)		(0.15)		(0.08)	(0.03)
Total distributions	(0.80)		(0.67)		(0.67)	(0.17)
INCREASE/(DECREASE) IN NET ASSET VALUE	(1.04)		(0.30)		(0.03)	(0.07)
NET ASSET VALUE, END OF YEAR OR PERIOD	$9.75		$10.79		$11.09	$11.12

TOTAL RETURN(d)	(2.04	)%(e)(f)	3.55	%(e)	5.92%	0.88	%(i)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year or period (in 000s)	$12,656		$13,972		$10,098	$2,445

RATIOS TO AVERAGE NET ASSETS(g)
Including interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	3.04%		3.06%		3.24%	4.39	%(h)
Expenses, net of fees waived/expenses reimbursed by investment advisor	2.93%		2.92%		2.87%	2.84	%(h)
Excluding interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	2.95%		2.98%		3.21%	4.39	%(h)
Expenses, net of fees waived/expenses reimbursed by investment advisor	2.84%		2.84%		2.84%	2.84	%(h)
Net investment income	6.66%		6.42%		6.92%	6.67	%(h)

PORTFOLIO TURNOVER RATE	39%		29%		43%	39	%(i)(j)

BORROWINGS AT END OF YEAR OR PERIOD
Aggregate amount outstanding (000s)	$–		$–		$–	$–
Asset coverage per $1,000 (000s)	$–		$–		$–	$–

(a)	The Fund's Class L commenced operations on July 28, 2017.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Realized and unrealized losses per share do not correlate to the aggregate of the net realized and unrealized gains on the Statement of Operations for the year ended September 30, 2017, primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.
(d)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.
(f)	0.10% of the Fund’s total return consists of a reimbursement by the Adviser caused by an error in inadvertently effecting a corporate action. Excluding this item, total return would have been (2.14)%.
(g)	Ratios do not include expenses of underlying investment companies and private investment funds in which the Fund invests.
(h)	Annualized.
(i)	Not annualized.
(j)	Portfolio turnover rate is calculated at the Fund level and represents the year ended September 30, 2017.

See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2020	23

Resource Credit Income Fund	Notes to Consolidated Financial Statements

September 30, 2020

1. ORGANIZATION

Resource Credit Income Fund (the “Fund”) was organized as a Delaware statutory trust on December 11, 2014 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company that operates as an interval fund with a continuous offering of its shares. During the fiscal year ended September 30, 2020, Resource Alternative Advisor, LLC (the “Adviser”) served as the Fund’s investment adviser. The Fund’s investment objectives are to produce current income and to achieve capital preservation with moderate volatility and low to moderate correlation to the broader equity markets. Effective December 5, 2019, the Fund is diversified and pursues its investment objectives by investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in fixed-income and fixed-income related securities.

On February 3, 2020, the Fund formed a wholly-owned subsidiary, CIF Investments LLC, a Delaware corporation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). These consolidated financial statements reflect adjustments that in the opinion of the Fund are necessary for the fair presentation of the financial position and results of operations as of and for the periods presented herein. The Fund is considered an investment company for financial reporting purposes under U.S. GAAP and therefore applies the accounting and reporting guidance applicable to investment companies. The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates, and such difference could be material. In accordance with U.S. GAAP guidance on consolidation, the Fund will generally not consolidate its investment in a portfolio company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Fund. Accordingly, the Fund consolidated the accounts of the Fund’s wholly-owned subsidiary, CIF Investments LLC, in its consolidated financial statements. All significant intercompany balances and transactions have been eliminated in consolidation. All references made to the “Fund” herein include Resource Credit Income Fund and its consolidated subsidiary, except as stated otherwise.

Securities Transactions and Investment Income – Investment transactions are recorded on the trade date. Realized gains or losses on investments are calculated using the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Premiums on securities are accreted to the earliest call date and purchase discounts are amortized over the life of the respective securities using the effective interest method.

Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected in full. The Fund considers many factors relevant to an investment when placing it on or removing it from non-accrual status including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. Accrued interest is generally reversed when a loan is placed on non-accrual status. Payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability of the outstanding principal and interest. Non-accrual loans may be restored to accrual status when past due principal and interest is paid current and are likely to remain current based on management’s judgment.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mid price. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

Structured credit and other similar debt securities including, but not limited to, collateralized loan obligations (“CLO”) debt and equity securities, asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”) and other securitized investments backed by certain debt or other receivables (collectively, “Structured Credit Securities”), are valued on the basis of valuations provided by dealers in those instruments and/or independent pricing services recommended by the Adviser and approved by the Fund’s board of trustees (the “Board” or “Trustees”). In determining fair value, dealers and pricing services will generally use information with respect to transactions in the securities being valued, quotations from other dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information. The Adviser will, based on its reasonable judgment, select the dealer or pricing service quotation that most accurately reflects the fair market value of the Structured Credit Security while taking into account the information utilized by the dealer or pricing service to formulate the quotation in addition to any other relevant factors. In the event that there is a material discrepancy between quotations received from third-party dealers or the pricing services, the Adviser may (i) use an average of the quotations received or (ii) select an individual quotation that the Adviser, based upon its reasonable judgment, determines to be reasonable. In any instance in which the Adviser selects an individual quotation, the Adviser will provide to the Fund’s fair value committee (the “Valuation Committee”) an analysis of the factors relied upon in the selection of the relevant quotation.

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Resource Credit Income Fund	Notes to Consolidated Financial Statements

September 30, 2020

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at fair value as determined in good faith by the Valuation Committee using procedures adopted by and under the supervision of the Board. The Fund cannot ensure that fair values determined by the Board or persons acting in their direction would accurately reflect the price that the Fund could obtain for a security if the security was sold.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level and supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve and credit quality.

Valuation of Private Investment Funds – The Fund invests a portion of its assets in private investment funds (“Private Investment Funds”). Private Investment Funds determine their investment assets at fair value and generally report a NAV or its equivalent on a calendar quarter basis. In accordance with U.S. GAAP guidance on fair value measurement, the Fund has elected to apply the practical expedient and to value its investments in Private Investment Funds at their respective NAVs at each quarter-end. For non-calendar quarter-end days, the Valuation Committee estimates the fair value of each Private Investment Fund by adjusting the most recent NAV for such Private Investment Fund, as necessary, by the change in a relevant benchmark that the Valuation Committee has deemed to be representative of the underlying securities in the Private Investment Fund.

Loan Participation and Assignments – The Fund invests in debt instruments, which are interests in amounts owed to lenders (the “Lenders”) by corporate, governmental or other borrowers. The Fund’s investments in loans may be in the form of direct investments, loans originated by the Fund, participations in loans or assignments of all or a portion of the loans from third parties or exposure to investments in loans through investment in Private Investment Funds or other pooled investment vehicle. When the Fund purchases an interest in a loan in the form of an assignment, the Fund acquires all of the direct rights and obligations of a lender (as such term is defined in the related credit agreement), including the right to vote on amendments or waivers of such credit agreement. However, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Instead, the administration of the loan agreement is often performed by a bank or other financial institution (the “Agent”) that acts as agent for the Lenders. Circumstances may arise in connection with which the Agent takes action that contradicts the will of the Lenders. For example, under certain circumstances, an Agent may refuse to declare the borrower in default, despite having received a notice of default from the Lenders. When the Fund purchases an interest in a loan in the form of a participation, the Fund purchases such participation interest from another existing Lender, and consequently, the Fund does not obtain the rights and obligations of the Lenders under the credit agreement, such as the right to vote on amendments or waivers. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender from which the Fund has received that participation interest. In this instance, the Fund is subject to both the credit risk of the borrower and the credit risk of the Lender that sold the Fund such participation interest.

Unfunded Commitments – The Fund may enter into unfunded loan commitments, which are contractual obligations for future funding, such as delayed draws or revolving credit arrangements. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan.

Additionally, when the Fund invests in a Private Investment Fund, the Fund makes a commitment to invest a specified amount of capital in the applicable Private Investment Fund. The capital commitment may be drawn by the general partner of the Private Investment Fund either all at once or through a series of capital calls at the discretion of the general partner. The unfunded commitment represents the portion of the Fund’s overall capital commitment to a particular Private Investment Fund that has not yet been called by the general partner of the Private Investment Fund.

As of September 30, 2020, the Fund had unfunded commitments of $23,321,636.

Annual Report | September 30, 2020	25

Resource Credit Income Fund	Notes to Consolidated Financial Statements

September 30, 2020

Short Sales – The Fund may sell securities short. To do this the Fund will borrow and then sell (take short positions in) securities. To complete such a transaction, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace, or cover, the security borrowed by purchasing it in the open market at some later date. The Fund will generally have to pay a fee or premium to borrow a security and be obligated to repay the lender any dividend or interest that accrues on those securities during the period of the loan. The Fund bears the risk of a loss, unlimited in size, if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain, limited to the price that the Fund sold the security short, if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. To mitigate leverage risk, the Fund will segregate liquid assets (which may include its long positions) at least equal to its short position exposure, marked-to- market daily.

Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the U.S. GAAP guidance on fair value measurements and disclosure, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value.

Various inputs are used in determining the fair value of the Fund’s investments. These inputs are categorized in the following hierarchy under applicable accounting guidance:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices in markets that are not active, or quoted prices for similar assets or liabilities in active markets, or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs.

26	www.altcif.com

Resource Credit Income Fund	Notes to Consolidated Financial Statements

September 30, 2020

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the fair values according to the inputs used in valuing the Fund’s investments as of September 30, 2020:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Bank Loans(a)	$–	$80,317,423	$–	$80,317,423
Bonds & Notes(a)	–	62,001,512	–	62,001,512
Common Equity(a)	37,842,558	–	–	37,842,558
Preferred Stocks(a)	7,639,520	–	–	7,639,520
Short Term Investments	2,403,459	–	–	2,403,459
TOTAL	$47,885,537	$142,318,935	$–	$190,204,472
Investments measured at net asset value(a)				$59,039,811
Total Investments, at fair value				$249,244,283

(a)	For detailed descriptions, see the accompanying Portfolio of Investments.

The changes of the fair value of investments for which the Trust has used Level 3 inputs to determine the fair value are as follows:

Level 3 Rollforward

Asset Type	Balance as of September 30, 2019	Accrued Discount/ premium	Return of Capital	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of September 30, 2020	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at September 30, 2020
Preferred Stocks	$4,788,743	$–	$–	$368,527	$(288,743)	$–	$(4,868,527)	$–	$–	$–	$–
	$4,788,743	$–	$–	$368,527	$(288,743)	$–	$(4,868,527)	$–	$–	$–	$–

Concentration of Credit Risk – The Fund places its cash with one banking institution, which is insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk.

Federal and Other Taxes – No provision for income taxes is included in the accompanying consolidated financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax provisions to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the consolidated financial statements.

As of and during the year ended September 30, 2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders – Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Early Withdrawal Charge – Selling brokers, or other financial intermediaries that have entered into distribution agreements with the Distributor (as defined below in Note 3), will receive a commission of (a) up to 1.00% of the purchase price of Class C shares and (b) up to 0.50% of the purchase of Class A shares of $1 million or more. Shareholders who tender for repurchase of such shareholder's Class C shares fewer than 365 days after the original purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price. Shareholders tendering Class A shares fewer than 365 days after the original purchase date will be subject to an early withdrawal charge of 0.50% of the original purchase price, which will be deducted from repurchase proceeds, if (i) the original purchase was for amounts of $1 million or more and (ii) the selling broker received the reallowance of the dealer-manager fee. The Distributor may waive the imposition of the early withdrawal charge in the event of shareholder death or shareholder disability. Any such waiver does not imply that the early withdrawal charge will be waived at any time in the future or that such early withdrawal charge will be waived for any other shareholder. Class A shares (with respect to purchases of less than $1 million) will not be subject to an early withdrawal charge.

Annual Report | September 30, 2020	27

Resource Credit Income Fund	Notes to Consolidated Financial Statements

September 30, 2020

Indemnification – The Fund indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Recent Accounting Pronouncements – In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”). The guidance provides optional expedients and exceptions for applying generally accepted accounting principles to contracts, hedging relationships, and other transaction, subject to meeting certain criteria, that reference London Interbank Offered Rate (“LIBOR”) or another reference rate expected to be discontinued. ASU 2020-04 is effective for all entities as of March 12, 2020 through December 31, 2022. The Fund expects that the adoption of this guidance will not have a material impact on the Fund’s financial position or results of operations.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS

Advisory Fees – Pursuant to an investment advisory agreement (the “Investment Advisory Agreement”), investment advisory services were provided to the Fund by the Adviser through October 30, 2020. Under the terms of the Investment Advisory Agreement, the Fund will pay the Adviser a base management fee and may also pay to it certain incentive fees.

The base management fee is payable monthly in arrears at an annual rate of 1.85% of the average daily net assets of the Fund. For the year ended September 30, 2020, the Fund incurred $4,828,992 in base management fees.

The Adviser has contractually agreed to waive all or part of its advisory fees (the "Resource ELA") (excluding any incentive fee) and/or make payments to limit Fund expenses (excluding interest, dividend expense, amortization/accretion on securities sold short, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) at least until October 30, 2020, such that the total annual operating expenses of the Fund do not exceed 2.59% per annum of Class A average daily net assets, 3.34% per annum of Class C average daily net assets, 2.59% per annum of Class W average daily net assets, 2.34% per annum of Class I average daily net assets, and 2.84% per annum of Class L average daily net assets. Fee waivers and expense payments may be recouped by the Adviser from the Fund, for a period of up to three years following the date of waiver or expense payment, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of waiver or the current expense limitation and the repayment is approved by the Board. For the year ended September 30, 2020, the Adviser waived fees of $223,829.

As of September 30, 2020, the following amounts were available for recoupment by the Adviser based upon their potential expiration dates:

Fund	2021	2022	2023
Resource Credit Income Fund	$389,990	$272,262	$223,829

During the year ended September 30, 2020, the Adviser recovered previously waived fees under the Resource ELA of $11,918.

The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 2.25% per quarter (or an annualized hurdle rate of 9.0%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, less the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to the Adviser and any interest expenses and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with paid-in-kind (“PIK”) interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of shares pursuant to the Fund’s share repurchase program.

No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 2.25%. For any calendar quarter in which the Fund’s pre-incentive fee net investment income is greater than the hurdle rate, but less than or equal to 2.8125%, the incentive fee will equal the amount of the Fund’s pre-incentive fee net investment income in excess of the hurdle rate. This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 2.8125% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 2.8125% in any calendar quarter. For any calendar quarter in which the Fund’s pre-incentive fee net investment income exceeds 2.8125% of adjusted capital, the incentive fee will equal 20.0% of pre-incentive fee net investment income. For the year ended September 30, 2020, there was no incentive fee incurred.

28	www.altcif.com

Resource Credit Income Fund	Notes to Consolidated Financial Statements

September 30, 2020

During the year ended September 30, 2020, the Adviser reimbursed the Fund based on the NAV error correction policies and procedures in the Fund Compliance Manual in the amount of $18,853. In addition, the Adviser reimbursed the Fund in the amount of $316,442, representing the Fund’s cost to purchase Whiting Petroleum 4/1/20 1 ¼ % convertible bonds that were unintentionally converted to common stock of Whiting Petroleum (“WLL”) on May 27, 2020 less the market value of the common stock of WLL held by the Fund on such date.

CCO/Compliance Services – Pursuant to a Compliance Services Agreement between the Fund and Resource America, Inc. (acting together with the Adviser and certain other affiliates (collectively, “Resource”)), dated March 1, 2018 (the “CSA”), Resource provided compliance services to the Fund. The services under the CSA are designed to ensure compliance by the Fund with its investment objectives, policies and restrictions, as disclosed in the Fund’s prospectus and statement of additional information.

The CSA also covers, among other items, services associated with monitoring the Fund’s compliance with its policies and procedures and applicable federal, state and foreign securities laws and the rules and regulations thereunder. The initial term of the CSA is two years and will remain in full force from year to year thereafter, subject to annual approval by Resource and the Board.

In return for the services provided under the CSA, the Fund paid Resource a flat, annual fee of $200,000, payable monthly in twelve (12) equal installments (the “Flat Fee”), provided that each such monthly installment of the Flat Fee shall not exceed a monthly fee calculated at an annual rate of 0.10% of the Fund’s average daily net assets (the “Asset-Based Fee”). For purposes of determining whether the Fund will pay the Asset-Based Fee in any given month, Resource compares the amount of the Flat Fee and Asset-Based Fee that would be due for the given month and charges the Fund the applicable Asset-Based Fee only if such Asset-Based Fee is lower than the monthly installment of the Flat Fee, which is $16,667 (1/12 of $200,000).

For the year ended September 30, 2020, the Fund incurred $200,000 with respect to fees associated with compliance services under the CSA.

Fund Accounting Fees and Expenses – ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s administrator and accounting agent (the “Administrator”) and receives customary fees from the Fund for such services.

Transfer Agent – DST Systems Inc. (the “Transfer Agent”), an affiliate of ALPS, serves as transfer, dividend paying and shareholder servicing agent for the Fund.

Distributor – The Fund has entered into a distribution agreement with ALPS Distributors, Inc. (the “Distributor”), an affiliate of ALPS, to provide distribution services to the Fund. There are no fees paid to the Distributor pursuant to the distribution agreement. The Board has adopted, on behalf of the Fund, a shareholder servicing plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Under the shareholder servicing plan, the Fund’s Class A, Class C, Class W and Class L shares are subject to a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets attributable to that share class. For the year ended September 30, 2020, the Fund's Class A, Class C, Class W and Class L shares incurred shareholder servicing fees of $432,457. The Class C and Class L shares also pay to the Distributor a distribution fee, pursuant to a distribution plan adopted by the Board, that accrues at an annual rate equal to 0.75% and 0.25%, respectively, of the Fund’s average daily net assets attributable to Class C and Class L shares, respectively, and is payable on a quarterly basis. Class A and Class I shares are not currently subject to a distribution fee. For the year ended September 30, 2020, the Fund's Class C and Class L shares incurred $350,821 in distribution fees.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. During the year ended September 30, 2020, no fees were retained by the Distributor.

Trustees – Each Trustee who is not affiliated with the Fund or the Adviser receives an annual fee of $10,000, $2,000 for attending the annual in-person meeting of the Board, and $500 for attending each of the remaining telephonic meetings, as well as reimbursement for any reasonable expenses incurred attending the meetings. None of the executive officers or interested Trustees receives compensation from the Trust.

Annual Report | September 30, 2020	29

Resource Credit Income Fund	Notes to Consolidated Financial Statements

September 30, 2020

4. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended September 30, 2020 amounted to $115,217,386 and $102,187,524, respectively.

5. CAPITAL SHARES

The Fund, pursuant to an exemptive order granted by the SEC on July 22, 2014, offers multiple classes of shares. Class A, Class C, Class W, and Class I shares commenced operations on April 20, 2015. Class L shares commenced operations on July 28, 2017. Class C, Class W and Class I shares are offered at net asset value (“NAV”). Class A shares are offered at NAV plus a maximum sales charge of 5.75% and may also be subject to a 0.50% early withdrawal charge, which will be deducted from repurchase proceeds, for shareholders tendering shares fewer than 365 days after the original purchase date, if (i) the original purchase was for amounts of $1 million or more and (ii) the selling broker received the reallowance of the dealer-manager fee. Class C shares are subject to a 1.00% early withdrawal charge. Class L shares are offered at NAV plus a maximum sales charge of 4.25%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and early withdrawal charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, non-class specific expenses and realized and unrealized gains and losses are allocated proportionately daily based upon the relative net assets of each class. Class specific expenses, where applicable, include distribution fees, shareholder servicing fees, and networking fees.

Share Repurchase Program

As an interval fund, the Fund offers its shareholders the option of redeeming shares on a quarterly basis, at NAV, of up to 5% of the Fund’s issued and outstanding shares as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date. If shareholders tender for repurchase more than 5% of the outstanding shares of the Fund, the Fund may, but is not required to, repurchase up to an additional 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase up to an additional 2% of the outstanding shares of the Fund, or if more than 7% of the outstanding shares of the Fund are tendered, then the Fund will repurchase shares on a pro rata basis based upon the number of shares tendered by each shareholder. There can be no assurance that the Fund will be able to repurchase all shares that each shareholder has tendered. In the event of an oversubscribed offer, you may not be able to tender all shares that you wish to tender and you may have to wait until the next quarterly repurchase offer to tender the remaining shares, subject to any proration. Subsequent repurchase requests will not be given priority over other shareholder requests.

During the year ended September 30, 2020, the Fund completed four quarterly repurchase offers. In these repurchase offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares (up to 7% at the discretion of the officers of the Fund) as of the Repurchase Pricing Dates. The January 15, 2020, April 15, 2020 and July 15, 2020 quarterly repurchase offers were oversubscribed and the Fund honored the redemptions received on a pro rata basis up to 5% of the number of shares outstanding. The result of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	September 16, 2019	December 16, 2019	March 16, 2020	June 15, 2020
Repurchase Request Deadline	October 16, 2019	January 15, 2020	April 15, 2020	July 15, 2020
Repurchase Pricing Date	October 16, 2019	January 15, 2020	April 15, 2020	July 15, 2020
Amount Repurchased	$6,594,077	$15,248,724	$12,430,676	$12,579,699
Shares Repurchased	611,955	1,405,282	1,366,795	1,338,354

6. BANK LINE OF CREDIT

The Fund has a secured revolving bank line of credit through BNP Paribas Prime Brokerage International, Ltd. (“BNP”).

Borrowings under the BNP arrangement bear interest at the three-month LIBOR plus 95 basis points at the time of borrowing. During the year ended September 30, 2020, the Fund incurred $165,652 of interest expense related to the borrowings. Average borrowings and the average interest rate for the days the line of credit was outstanding during the year ended September 30, 2020 were $9,851,930 and 1.92%, respectively. The largest outstanding borrowing during the year ended September 30, 2020 was $27,803,455. As of September 30, 2020, the Fund had $0 of outstanding borrowings.

As collateral for the line of credit, the Fund grants BNP a first position security interest in and lien on all securities of any kind or description held by the Fund in the pledge account. As of September 30, 2020, the Fund had $99,446,161 in publicly traded securities available as collateral for the line of credit and written options, as well as, $0 in publicly traded securities available as collateral for future borrowings.

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Resource Credit Income Fund	Notes to Consolidated Financial Statements

September 30, 2020

Under the 1940 Act, the Fund is not permitted to incur indebtedness, including through the issuance of debt securities, unless immediately thereafter the Fund will have an asset coverage of at least 300%. In general, the term “asset coverage” for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund. In addition, the Fund may be limited in its ability to declare any cash distribution on its capital stock or purchase its capital stock unless, at the time of such declaration or purchase, the Fund has an asset coverage (on its indebtedness) of at least 300% after deducting the amount of such distribution or purchase price, as applicable.

7. TAX BASIS INFORMATION

For the year ended September 30, 2020, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character. These differences were primarily attributed to non-deductible expenses.

Accumulated Deficit	Paid-in Capital
$3,565	$(3,565)

The following information is computed on a tax basis for each item as of September 30, 2020:

Gross Appreciation	Gross Depreciation (excess of tax cost over value)	Net Depreciation	Cost of Investments for Income Tax Purposes
$11,325,136	$(35,169,808)	$(23,844,672)	$273,088,955

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales, investments in partnerships and certain other investments.

As of September 30, 2020, the components of accumulated deficit on a tax basis were as follows:

Undistributed ordinary income	$–
Accumulated capital losses	(2,551,888)
Net unrealized depreciation on securities	(23,844,672)
Total accumulated deficit	$(26,396,560)

The tax characteristics of distributions paid for the year ended September 30, 2020 were as follows:

September 30, 2020	Ordinary Income	Long-Term Capital Gain	Return of Capital
	$18,586,240	$–	$3,002,525

The tax characteristics of distributions paid for the year ended September 30, 2019 were as follows:

September 30, 2019	Ordinary Income	Long-Term Capital Gain	Return of Capital
	$11,245,242	$–	$3,309,583

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

Long-Term Capital Losses
$2,551,888

Annual Report | September 30, 2020	31

Resource Credit Income Fund	Notes to Consolidated Financial Statements

September 30, 2020

8. RISK FACTORS

LIBOR Rate Risk

On July 27, 2017, the Financial Conduct Authority (“FCA”) announced that it would phase out the LIBOR as a benchmark by the end of 2021. It is unclear whether new methods of calculating LIBOR will be established such that it continues to exist after 2021 and has indicated that market participants should not rely on LIBOR being available after 2021. As an alternative to LIBOR, for example, the U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is considering replacing U.S.- dollar LIBOR with the Secured Overnight Financing Rate ("SOFR"), a new index calculated by short-term repurchase agreements, backed by Treasury securities. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and our existing financial instruments which reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. If LIBOR ceases to exist, we and our portfolio companies may need to amend or restructure our existing LIBOR-based debt instruments and any related hedging arrangements that extend beyond 2021, which may be difficult, costly and time consuming. In addition, from time to time we invest in floating rate loans and investment securities whose interest rates are indexed to LIBOR. Uncertainty as to the nature of alternative reference rates and as to potential changes or other reforms to LIBOR, or any changes announced with respect to such reforms, may result in a sudden or prolonged increase or decrease in the reported LIBOR rates and the value of LIBOR-based loans and securities, including those of other issuers we or our funds currently own or may in the future own. It remains uncertain how such changes would be implemented and the effects such changes would have on us, issuers of instruments in which we invest and financial markets generally.

The expected discontinuation of LIBOR could have a significant impact on our business. The dollar amount of our outstanding debt investments and borrowings that are linked to LIBOR with maturity dates after the anticipated discontinuation date of 2021 is material. We anticipate significant operational challenges for the transition away from LIBOR including, but not limited to, amending existing loan agreements with borrowers on investments that may have not been modified with fallback language and adding effective fallback language to new agreements in the event that LIBOR is discontinued before maturity. Beyond these challenges, we anticipate there may be additional risks to our current processes and information systems that will need to be identified and evaluated by us. Due to the uncertainty of the replacement for LIBOR, the potential effect of any such event on our cost of capital and net investment income cannot yet be determined. In addition, the cessation of LIBOR could:

●	Adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any LIBOR-linked securities, loans and derivatives that are included in our assets and liabilities;

●	Require extensive changes to documentation that governs or references LIBOR or LIBOR-based products, including, for example, pursuant to time-consuming renegotiations of existing documentation to modify the terms of outstanding investments;

●	Result in inquiries or other actions from regulators in respect of our preparation and readiness for the replacement of LIBOR with one or more alternative reference rates;

●	Result in disputes, litigation or other actions with portfolio companies, or other counterparties, regarding the interpretation and enforceability of provisions in our LIBOR-based investments, such as fallback language or other related provisions, including, in the case of fallbacks to the alternative reference rates, any economic, legal, operational or other impact resulting from the fundamental differences between LIBOR and the various alternative reference rates;

●	Require the transition and/or development of appropriate systems and analytics to effectively transition our risk management processes from LIBOR-based products to those based on one or more alternative reference rates, which may prove challenging given the limited history of the proposed alternative reference rates; and

●	Cause us to incur additional costs in relation to any of the above factors.

There is no guarantee that a transition from LIBOR to an alternative will not result in financial market disruptions, significant increases in benchmark rates, or borrowing costs to borrowers, any of which could have a material adverse effect on our business, result of operations, financial condition, and unit price.

Market Disruption Risk

The outbreak of the novel coronavirus, or COVID-19, in many countries continues to adversely impact global commercial activity and has contributed to significant volatility in financial markets. The global impact of the outbreak has been rapidly evolving, and as cases of the virus have continued to be identified in additional countries, many countries have reacted by instituting or reinstituting quarantines, restrictions on travel and other measures to mitigate the impact of this pandemic. While many of these measures have been relaxed, spread of the virus continues and restrictions generally remain in place. Such actions have created disruption in global supply chains, and have adversely impacted a number of industries, including, among others, transportation, hospitality and entertainment. The outbreak has triggered a period of global economic slowdown and continued volatility and could have a continued adverse impact on economic and market conditions. The rapid development and fluidity of this situation precludes any prediction as to the duration and extent of this pandemic and its impact on the Fund’s business, financial condition and results of operations, as well as the business, financial condition and results of operations of the Fund’s portfolio companies. Nevertheless, the novel coronavirus presents material uncertainty and risk with respect to the Fund and the Fund’s portfolio companies’ performance and financial results. The adviser is actively monitoring developments with respect to this pandemic and its impact as part of the Fund’s overall investment objective and strategy. To the extent the Fund’s portfolio companies are adversely impacted by the effects of COVID-19, it may have a material adverse impact on the Fund’s future net investment income, the fair value of its portfolio investments, its financial condition and the results of operations and financial condition of the Fund’s portfolio companies.

32	www.altcif.com

Resource Credit Income Fund	Notes to Consolidated Financial Statements

 September 30, 2020

The U.S. capital markets have experienced extreme volatility and disruption following the global outbreak of COVID-19 that began in December 2019. Some economists, major investment banks and The World Bank have indicated that current indicators point to a global recession that started in February 2020. Disruptions in the capital markets have increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. These and future market disruptions and/or illiquidity have had, and are expected to continue to have an adverse effect on the Fund’s business, financial condition, results of operations and cash flows. Unfavorable economic conditions also would be expected to increase the Fund’s funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to the Fund. These events have limited and could continue to limit the Fund’s investment originations, limit the Fund’s ability to grow and have a material negative impact on the Fund’s operating results and the fair values of our debt and equity investments.

The adviser is closely monitoring developments related to the COVID-19 pandemic to assess its impact on the Fund and the Fund’s portfolio companies’ business; while, due to the evolving and highly uncertain nature of this event, it currently is not possible to estimate its total impact precisely, the COVID-19 pandemic has and could continue to impact the Fund’s business, financial condition, results of operations, liquidity or prospects and those of the Fund’s portfolio companies in a number of ways. For instance, the Fund’s investment portfolio (and, specifically, the valuations of investment assets the Fund holds) has been, and may continue to be, adversely affected as a result of market developments from the COVID-19 pandemic and uncertainty regarding its outcome. Moreover, changes in interest rates, reduced liquidity or a continued slowdown in U.S. or global economic conditions has, and may continue to, adversely affect the Fund’s business, financial condition, results of operations, liquidity and/or prospects and those of the Fund’s portfolio companies. Further, extreme market volatility may leave the Fund and the Fund’s portfolio companies unable to react to market events in a prudent manner consistent with the Fund’s historical practices in dealing with more orderly markets. Although it is impossible to predict with certainty the potential full magnitude of the business and economic ramifications, COVID-19 has impacted, and may further impact, the Fund’s business in various ways, including but not limited to:

●	From an operational perspective, the Adviser’s employees, as well as the workforces of the Fund’s vendors, service providers and counterparties, may also be adversely affected by the COVID-19 pandemic or efforts to mitigate the pandemic, including government-mandated shutdowns, requests or orders for employees to work remotely, and other self-imposed social distancing measures, in the U.S., which could result in an adverse impact on the Fund’s ability to conduct its business;

●	While the market dislocation caused by COVID-19 may present attractive investment opportunities, due to increased volatility in the financial markets, the Fund may not be able to complete those investments;

●	If the impact of COVID-19 continues as is currently predicted by central banks and the International Monetary Fund, the Fund may have more limited opportunities to successfully exit existing investments, due to, among other reasons, lower valuations, decreased revenues and earnings, or lack of potential buyers with financial resources to pursue an acquisition, resulting in a reduced ability to realize value from such investments;

●	The Fund’s portfolio companies are facing or may face in the future increased credit and liquidity risk due to volatility in financial markets, reduced revenue streams, and limited or higher cost of access to preferred sources of funding, which may result in write-down or write-off in the value of the Fund’s investments. Changes in the debt financing markets are impacting, or, if the volatility in financial market continues, may in the future impact, the ability of the Fund’s portfolio companies to meet their respective financial obligations;

●	Borrowers of loans, notes and other credit instruments in the Fund’s portfolio may be unable to meet their principal or interest payment obligations or satisfy financial covenants, resulting in a decrease in value of the Fund’s investments and lower than expected return. In addition, for variable interest instruments, lower reference rates resulting from government stimulus programs in response to COVID-19 could lead to lower interest income;

●	Many of the Fund’s portfolio companies operate in industries that are materially impacted by COVID-19, including but not limited to healthcare, travel, entertainment and hospitality. Many of these companies are facing operational and financial hardships resulting from the spread of COVID-19 and related governmental measures, such as the closure of stores, restrictions on travel, quarantines or stay-at-home orders. If the disruptions caused by COVID-19 continue and the restrictions put in place are not lifted, the businesses of these portfolio companies could suffer materially or become insolvent, which would decrease the value of the Fund’s investments. Even if restrictions are lifted, as is the case in many jurisdictions in the U.S. and worldwide, business levels may not return to pre-pandemic levels and continuing outbreaks of COVID-19 could discourage people from resuming normal activities and governments may put restrictions back in place;

●	An extended period of remote working by the Adviser’s employees could strain its technology resources and introduce operational risks, including heightened cybersecurity risk. Remote working environments may be less secure and more susceptible to hacking attacks, including phishing and social engineering attempts that seek to exploit the COVID-19 pandemic; and

Annual Report | September 30, 2020	33

Resource Credit Income Fund	Notes to Consolidated Financial Statements

 September 30, 2020

●	COVID-19 presents a significant threat to the Adviser’s employees’ well-being and morale. While the Adviser has implemented a business continuity plan to protect the health of its employees and has contingency plans in place for key employees or executive officers who may become sick or otherwise unable to perform their duties for an extended period of time, such plans cannot anticipate all scenarios, and the Adviser may experience potential loss of productivity or a delay in the roll out of certain strategic plans.

9. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the date of issuance of the consolidated financial statements.

On October 14, 2020, the Fund completed a quarterly repurchase offer, which resulted in 1,297,128 shares of the Fund being repurchased for $12,731,735. The quarterly repurchase was oversubscribed and the Fund honored the redemptions received on a pro rata basis up to 5% of the number of shares outstanding.

On October 30, 2020, the Adviser and Sierra Crest Investment Management LLC (“Sierra Crest”) closed the previously announced purchase transaction pursuant to which Resource ceased to be the investment adviser to the Fund and the Investment Advisory Agreement and CSA were terminated. Effective on October 31, 2020, Sierra Crest became the new investment adviser to the Fund, pursuant to a new management agreement between the Fund and Sierra Crest. The terms of the new management agreement, including the base management fee and incentive fee, are substantially identical to the terms of the Advisory Agreement. Also on October 30, 2020, in connection with the closing of the transaction, all of the Fund’s then-current trustees resigned from their positions on the Board. Prior to their resignation, the Board appointed the following new individuals to serve on the Board: Alexander Duka, Edward Goldthorpe, George Grunebaum, and Robert Warshauer. Additionally, in connection with the closing of the transaction, all of the Fund’s then-current officers resigned from their positions with the exception of Michael Terwilliger. Effective as of the closing, Edward Goldthorpe was appointed as President and Chief Executive Officer and Edward Gilpin was appointed as Chief Financial Officer.

On October 31, 2020, Sierra Crest and the Fund entered into a new expense limitation agreement (the “Sierra ELA”) and the Resource ELA was terminated. The terms of the Sierra ELA are substantially identical to the terms of the Resource ELA, except that the duration and parties are changed and that Sierra Crest will have the right to recapture amounts previously waived and/or reimbursed by the Adviser, as described below. Under the Sierra ELA, for a term of two years from its effective date, Sierra Crest will pay or absorb the ordinary annual operating expenses of the Fund (excluding interest, dividend expense, amortization/accretion on securities sold short, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that its management fees plus the Fund’s ordinary annual operating expenses exceed 2.59%, 3.34%, 2.59%, 2.34% and 2.84% per annum of the Fund’s average daily net assets attributable to Class A, Class C, Class W, Class I and Class L shares, respectively. Under the terms of the Sierra ELA, Sierra Crest has the right to recapture amounts that were previously waived or reimbursed by the Adviser. Sierra Crest is required to pay to the Adviser fifty percent (50.0%) of any such recaptured amounts.

34	www.altcif.com

Report of Independent Registered
Resource Credit Income Fund	Public Accounting Firm

To the Board of Trustees and the Shareholders of

Resource Credit Income Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Resource Credit Income Fund (the “Fund”), including the consolidated schedule of investments, as of September 30, 2020, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights as noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Share Class	Financial Highlights
Class A	For each of the years in the five-year period ended September 30, 2020
Class C	For each of the years in the five-year period ended September 30, 2020
Class W	For each of the years in the five-year period ended September 30, 2020
Class I	For each of the years in the five-year period ended September 30, 2020
Class L	For each of the years in the three-year period ended September 30, 2020 and for the period from July 28, 2017 (commencement of operations) through September 30, 2017

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian, brokers, issuers, and other appropriate parties. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of Resource Credit Income Fund since 2015.

Philadelphia, Pennsylvania

November 24, 2020

Annual Report | September 30, 2020	35

Resource Credit Income Fund	Additional Information

September 30, 2020 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 833-404-4103, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge upon request by calling toll-free 833-404-4103, or on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-PORT. The filings are available upon request by calling 833-404-4103. Furthermore, you may obtain a copy of the filing on the SEC’s website at http://www.sec.gov.

3. APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At a meeting held on June 17, 2020, the Board of Trustees (the “Board” or the “Trustees” or the “Board of Trustees”), including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund (the “Independent Trustees”), considered the approval of the management agreement between the Fund and Sierra Crest Investment Management LLC (“Sierra Crest”) (the “Management Agreement”) and an interim management agreement between the Fund and Sierra Crest (the “Interim Management Agreement” and together with the Management Agreement, the “Management Agreements”). In considering the approval of the Management Agreements, the Trustees received materials specifically relating to the Management Agreements.

The Trustees considered the following material factors during their deliberations: (1) the nature, extent and quality of services to be provided by Sierra Crest; (2) the investment performance of the Fund and Sierra Crest; (3) the cost of services to be provided and the profits to be realized by Sierra Crest and its affiliates; (4) the extent to which economies of scale will be realized as the Fund grows; and (5) whether the fee levels reflect these economies of scale for the benefit of investors. The Trustees relied upon the advice of counsel and their own business judgment in determining the before-mentioned material factors to be considered in evaluating the Management Agreements and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Management Agreements.

Nature, Extent and Quality of Service. The Board noted that Sierra Crest is an asset management firm with approximately $650 million assets under management as of June 1, 2020. The Board further noted that Sierra Crest is an affiliate of BC Partners, a private equity, credit and real estate-focused firm that, together with its affiliates, managed approximately $25 billion in assets under management as of June 1, 2020. The Board discussed Sierra Crest’s existing credit products and Sierra Crest’s depth of experience with credit strategies. The Board reviewed Sierra Crest’s personnel, specifically noting the deep bench strength and expertise of Sierra Crest and BCP Credit platform personnel, including senior management, with respect to credit-focused strategies. The Board reviewed Sierra Crest’s proposed services, including research, selection and approval of investments. The Board noted that Sierra Crest considered the Fund to be an important part of Sierra Crest’s overall strategic business goals and discussed the growth prospects for the Fund if Sierra Crest was selected. The Board reviewed Sierra Crest’s compliance policies and procedures, noting that Sierra Crest had reported no pending material litigation matters, regulatory actions or compliance matters that would adversely impact Sierra Crest’s ability to serve as adviser to the Fund. The Board concluded that Sierra Crest had sufficient depth and experience of personnel, resources, investment methods and compliance policies and procedures that were essential to performing its duties under the Proposed Management Agreements, and that the nature, overall quality and extent of the management services to be provided by Sierra Crest to the Fund were satisfactory.

Performance. The Board considered the investment performance of Sierra Crest. The Board noted Sierra Crest’s belief that while the Fund would be a new type of client for Sierra Crest, the senior members of Sierra Crest’s credit team had extensive experience investing through multiple credit cycles, in both liquid and illiquid credit securities. It also noted that Sierra Crest and certain of its affiliates had experience managing similar credit strategies. The Board reviewed performance information of a publicly traded business development company managed by Sierra Crest as compared to its peers. The Board concluded that it was satisfied that Sierra Crest could provide reasonable returns to the Fund and its shareholders.

Fees and Expenses. The Board noted that Sierra Crest proposed to charge the Fund an advisory fee of 1.85% of average daily net assets, which was higher than the Fund’s peer group average of 1.63% but was within the peer group range of 1.25% to 2.10%. The Board considered the composition of the peer group and noted that it appeared reasonable. The Board noted that the advisory fee was in line with several peers and lower than several peers. The Board acknowledged that the proposed advisory fee was equal to the current fee charged by Resource Alternative Advisor, LLC (the “Current Manager”). The Board observed that the Fund’s current Class A net expense ratio (excluding acquired fund fees and expenses) of 2.67% was consistent with the peer group average of 2.68%. The Board further noted that Sierra Crest proposed to limit total annual Fund operating expenses, exclusive of certain fees, so as not to exceed 2.59%, 3.34%, 2.59%, 2.34% and 2.84% per annum of the Fund’s average daily net assets attributable to Class A, Class C, Class W, Class I and Class L shares, respectively. The Board remarked that the expense limits proposed by Sierra Crest were equal to the Fund’s current expense limits. The Board noted that Sierra Crest would have the ability to recapture any previously waived or reimbursed fees, including those fees waived or reimbursed by the Current Manager, subject to the terms of the Current Expense Limitation Agreement with the Fund. The Board noted, and received information from the Current Manager regarding, the Fund’s repayment obligations under the current expense limitation agreement between the Current Manager and the Fund (the “Current Expense Limitation Agreement”) within the three years from the date the Current Manager waived any payment or reimbursed any expense, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of the waiver or the current expense limitation, and if the repayment is approved by the Board. The Board noted that, if the Proposed Management Agreement is approved, a new expense limitation agreement (the “Expense Limitation Agreement”) will become effective and it will give Sierra Crest the right to recapture amounts that were previously waived or reimbursed by the Current Manager, and under the Purchase Agreement, Sierra Crest will be required to pay to the Current Manager fifty percent (50.0%) of any such amounts. The Board then discussed the benefit to shareholders of reduced overall expenses if the Fund experienced meaningful growth in assets. The Board concluded that the proposed advisory fee was not unreasonable.

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Resource Credit Income Fund	Additional Information

September 30, 2020 (Unaudited)

Economies of Scale. The Board discussed the growth and profitability projections provided by Sierra Crest. The Board discussed Sierra Crest’s affiliation with BC Partners Advisors L.P. (“BC Partners”) and the impact the credit investment platform (“BCP Credit”) could have on the growth of the Fund. The Board considered Sierra Crest’s assertion that the Fund would benefit from such growth by being a part of a larger platform, both in terms of a larger credit investing platform and by being part of a larger asset management platform. The Board further noted that Sierra Crest believed that the Fund would benefit from its ability to leverage the collective scale of Sierra Crest, and its affiliates, when sourcing investment opportunities, receiving allocations and negotiating with third-party vendors. The Board discussed the anticipated fixed expenses of the Fund and noted that asset growth may result in lower expense ratios for the Fund. They considered the benefits the shareholders currently receive, and would continue to receive, under the Proposed Expense Limitation Agreement. The Board also considered the Fund’s current size, the projected assets of the Fund, the uncertainty of ongoing costs and risks of managing a publicly registered fund, and its responsibility to periodically evaluate Sierra Crest’s profits and whether it had achieved economies of scale. The Board concluded that the absence of breakpoints was acceptable.

Profitability. The Board reviewed the pro-forma financial information provided by Sierra Crest, noting that Sierra Crest expected to make a net profit related to the Fund during each of the first and second years of managing the Fund. The Board considered the underlying assumptions that Sierra Crest used in its calculations, and discussed the costs associated with managing the Fund. The Board noted that the estimated profit of Sierra Crest did not seem unreasonable for the experience, resources, and associated business risk of Sierra Crest. The Board concluded that Sierra Crest’s estimated profitability was not excessive.

15(f) Considerations. The Trustees noted that Section 15(f) of the 1940 Act provides a safe harbor to investment advisers who may receive compensation or benefits in connection with the sale of securities or a sale of any other interest in the investment adviser, which results in an assignment of an investment advisory contract. They further noted that the safe harbor is conditioned on the following: for a period of three years after the time of such sale, at least 75% of the board of trustees are not interested persons of the investment adviser, or the predecessor investment adviser, and there is not imposed an unfair burden as a result of the sale. The Trustees noted that under Section 15(f) of the 1940 Act, an unfair burden includes any arrangement, during the two-year period after the time of such sale, whereby the investment adviser or corporate trustee or predecessor or successor investment advisers or corporate trustee or any interested person of any such adviser or any such corporate trustee receives or is entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of such company, other than bona fide ordinary compensation as principal underwriter for such company, or (ii) from such company or its security holders for other than bona fide investment advisory or other services. They noted that it was anticipated that after the Closing, at least 75% of the Board of Trustees of the Fund would be independent. They also considered whether the retention of Sierra Crest will impose an unfair burden on the Fund’s shareholders. After discussion, they concluded that the retention of Sierra Crest was unlikely to impose an unfair burden on the Fund’s shareholders because after the Closing, none of Sierra Crest, the Current Manager, or any of their affiliates would be entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Fund (other than compensation received by an affiliated broker in connection with Fund portfolio transactions executed in compliance with Rule 17e-1), or (ii) from the Fund for other than bona fide investment advisory or other services.

Conclusion. Having requested and received such information from Sierra Crest as the Board believed to be reasonably necessary to evaluate the terms of the Proposed Management Agreements, and as assisted by the advice of independent counsel, the Board concluded that approval of the Management Agreements, subject to shareholder approval, was in the best interests of the Fund and its shareholders.

Annual Report | September 30, 2020	37

Resource Credit Income Fund	Trustees & Officers

September 30, 2020 (Unaudited)

The business and affairs of the Fund are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Fund as of its fiscal year ended September 30, 2020 is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as resignation, death or otherwise as specified in the Fund’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Fund’s organization documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-833-404-4103. Refer to Footnote 3 of the Fund’s financial statements for additional information on Independent Trustee Compensation. The Interested Trustees and officers do not receive compensation from the Fund for their services to the Fund.

INDEPENDENT TRUSTEES1

Name, Address* and Year of Birth	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Fred Berlinksy 1959	Trustee since 2015, Chairman of the Board since 2015	Markheim-Chalmers, Inc. (commercial real estate firm), President (since March 1986)	1	Resource Real Estate Diversified Income Fund (through November, 2020)
Enrique Casanova 1973	Trustee since 2015	MKTG (marketing company), Vice President (since December 2003)	1	Resource Real Estate Diversified Income Fund (through November, 2020)
David Burns 1974	Trustee since 2015	Ampure Capital, LLC (business consulting and investment banking), President (since June 2004) GT Securities (registered broker-dealer), Registered Representative (since June 2010) Anthrotect (environmental conservation), Acting CFO (since December 2012)	1	Doorways, LTD (since January 2001) RCP Regents Center (June 2006 to August 2016) Resource Real Estate Diversified Income Fund (through January, 2020)

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Resource Credit Income Fund	Trustees & Officers

September 30, 2020 (Unaudited)

INTERESTED TRUSTEES AND OFFICERS1

Name, Address* and Year of Birth	Position/Term Of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Alan Feldman 1963	Trustee since 2015 President since 2020	Resource Real Estate, LLC. (investment adviser to Resource Real Estate Diversified Income Fund), Chief Executive Officer and Director (since May 2004) and President (since January 2019) Resource America, Inc., Senior Vice President (since August 2002)	1	Resource Real Estate, LLC (through 2020) Resource Real Estate Diversified Income Fund (through November, 2020)
Brian Hawkins 1976	Treasurer, Chief Financial and Accounting Officer and Senior Vice President since May 2016

Resource America, Inc., Vice President of Finance (since December 2008)

Resource Alternative Advisor, LLC, Vice President (through November, 2020)

Resource Real Estate, LLC (investment adviser to Resource Real Estate Diversified Income Fund), an affiliate of Resource Alternative Advisor, LLC, Vice President (through February, 2020)

Resource Credit Opportunity, Inc. (investment company), Chief Financial Officer (through June, 2020).

			N/A	N/A

Annual Report | September 30, 2020	39

Resource Credit Income Fund	Trustees & Officers

September 30, 2020 (Unaudited)

INTERESTED TRUSTEES AND OFFICERS (CONTINUED)1

Name, Address* and Year of Birth	Position/Term Of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Lawrence S. Block 1967	Secretary, Chief Compliance Officer and Senior Vice President since March 2018

Island Capital Group (real estate merchant bank), C-III Capital Partners LLC (real estate holding company) and C-III Investment Management LLC, Managing Director, Counsel and Chief Compliance Officer (since January 2011)

Anubis Securities LLC (a registered broker-dealer), President and Chief Compliance Officer (since January 2011)

Resource America, Inc., Senior Vice President and Assistant Secretary (since September 2016)

Resource Real Estate, LLC (investment adviser to the Resource Real Estate Diversified Income Fund), Senior Vice President and Assistant Secretary (since September 2016); Chief Compliance Officer (since March 2018) and Board of Managers (since January 2019)

Resource Alternative Advisor, LLC (the Fund's investment adviser) and Exantas Capital Manager, Inc., Senior Vice President and Assistant Secretary (since September 2016) and Chief Compliance Officer (since March 2018)

Resource Securities LLC (a registered broker-dealer), Chief Compliance Officer (since September 2019), President (since March 2018), Vice President (May 2017 – February 2018) and Board Member (since September 2016)

			N/A	N/A

*	Unless otherwise noted, the address of each Trustee and Officer is c/o Resource Alternative Advisor, LLC, 717 Fifth Avenue, 14th Floor, New York, NY 10022.

**	The term of office for each Trustee and officer listed above will continue indefinitely.

[1]	Effective October 31, 2020, Alexander Duka, Robert Warshauer and George Grunebaum replaced the Independent Trustees. Edward Goldthorpe replaced the Interested Trustee. Ted Gilpin, Chief Financial Officer; Jason Roos, Treasurer & AML Officer; Albert Siu, Secretary; and Greg MacCordy, Chief Compliance Officer replaced the Fund’s officers. Additional information about the Fund’s Trustees and Officers is included in the Fund’s Statement of Additional Information filed with the SEC on November 2, 2020.

40	www.altcif.com

Resource Credit Income Fund	Privacy Notice

September 30, 2020 (Unaudited)

Rev. 5/2015

FACTS	WHAT DOES RESOURCE CREDIT INCOME FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	▪ Social Security number ▪ Assets ▪ Retirement Assets ▪ Transaction History ▪ Checking Account Information	▪ Purchase History ▪ Account Balances ▪ Account Transactions ▪ Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Resource Credit Income Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Resource Credit Income Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?	Call 1-833-404-4103

Annual Report | September 30, 2020	41

Resource Credit Income Fund	Privacy Notice

September 30, 2020 (Unaudited)

Who we are
Who is providing this notice?	Resource Credit Income Fund
What we do
How does Resource Credit Income Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Resource Credit Income Fund collect my personal information?

We collect your personal information, for example, when you

▪     Open an account

▪     Provide account information

▪     Give us your contact information

▪     Make deposits or withdrawals from your account

▪     Make a wire transfer

▪     Tell us where to send the money

▪     Tells us who receives the money

▪     Show your government-issued ID

▪     Show your driver's license

We also collect your personal information from other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only

▪     Sharing for affiliates' everyday business purposes – information about your creditworthiness

▪     Affiliates from using your information to market to you

▪     Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Resource Credit Income Fund does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Resource Credit Income Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Resource Credit Income Fund doesn't jointly market.

42	www.altcif.com

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INVESTMENT ADVISER

Sierra Crest Investment Management, LLC

650 Madison Avenue, 23rd Floor

New York, New York 10022

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

LEGAL COUNSEL

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio 43215

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

BBD, LLP

1835 Market Street, 3rd Floor

Philadelphia, Pennsylvania 19103

Must be accompanied or preceded by a Prospectus.

ALPS Distributors, Inc. is the Distributor for Resource Credit Income Fund.

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	Not applicable.

(c)	During the period covered by this report, there have not been any amendments to the provisions of the code of ethics adopted in Item 2(a) of this report.

(d)	During the period covered by this report, the Registrant had not granted any express or implicit waivers from the provisions of the code of ethics adopted in Item 2(a) of this report.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics was previously filed December 3, 2018 in the Registrant’s Certified Shareholder Report on Form NCSR and is hereby incorporated by reference.

Item 3. Audit Committee Financial Expert.

(a)(1)(ii)	The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee.

(a)(2)	The Board of Trustees of the Registrant has designated Mr. Robert Warshauer as the Registrant’s Audit Committee Financial Expert. Mr. Warshauer is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal years ended September 30, 2020 and September 30, 2019, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $20,000 and $20,000, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal years ended September 30, 2020 and September 30, 2019, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not otherwise reported under paragraph (a) of this Item 4, were $0 and $0, respectively.

(c)	Tax Fees: For the Registrant’s fiscal years ended September 30, 2020 and September 30, 2019, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, which were comprised of the preparation of Federal and state income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns, were $3,000 and $3,000, respectively.

(d)	All Other Fees: For the Registrant’s fiscal years ended September 30, 2020 and September 30, 2019, the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4, were $10,000 and $0, respectively. The fees paid during the fiscal year ended September 30, 2020 were for the examinations conducted by an independent public accountant retained by Registrant pursuant to paragraph (f) of Investment Company Act Rule 17f-2.

(e) (1)	The Registrant’s audit committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the Registrant. The Registrant’s audit committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the Registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	No services described in paragraphs (b) through (d) of this Item 4 were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	During the audit of Registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	For the Registrant’s fiscal years ended September 30, 2020 and September 30, 2019, the aggregate non-audit fees for services billed by the Registrant’s accountant for services rendered to the Registrant and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0, respectively.

(h)	The Registrant's audit committee has considered whether the provision of non-audit services to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments.

(a)        The schedule of investments is included as part of the Reports to Shareholders filed under Item 1 of this report.

(b)        Not applicable to the Registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Summary

- As a registered investment adviser, Sierra Crest Investment Management LLC (“Sierra Crest”) is required to adopt a policy setting forth the principles and procedures by which Sierra Crest votes or gives consent with respect to the securities owned by the Funds.

- A “vote” for purposes of this policy means any proxy or shareholder consent, including a vote or consent of a private company that does not involve a proxy.

- The guiding principle by which Sierra Crest votes is to vote in the best interest of the relevant Fund by maximizing the economic value of the relevant Fund’s holdings, taking into account certain factors as set forth below.

- Sierra Crest may abstain on any particular vote if a determination is made that withholding is advisable and in the best interests of the relevant Fund.

- All staff should refer any votes where there is a conflict of interest to the CCO.

Purpose and General Statement

The purpose of these voting policies and procedures is to set forth the principles and procedures by which Sierra Crest votes or gives consents with respect to the securities owned by the funds advised by Sierra Crest (collectively, the “Funds”) for which Sierra Crest exercises voting authority and discretion (the “Votes”). For avoidance of doubt, a Vote includes any proxy and any shareholder vote or consent, including a vote or consent for a private company that does not involve a proxy. These policies and procedures have been designed to help ensure that Votes are voted in the best interests of the Funds in accordance with Sierra Crest’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Policy

Sierra Crest and its affiliates engage in a broad range of activities, including investment activities for the account of other investment funds or accounts and providing investment advisory and other services to funds and operating companies. In the ordinary course of conducting Sierra Crest’s activities, the interests of a Fund may conflict with the interests of Sierra Crest, other Funds and/or Sierra Crest’s affiliates and their clients. Any conflicts of interest relating to the voting of Votes, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures. The guiding principle by which Sierra Crest votes all Votes is to vote in the best interests of each Fund by maximizing the economic value of the relevant Fund’s holdings, taking into account the relevant Fund’s investment horizon, the contractual obligations under the relevant advisory agreements or comparable documents, and all other relevant facts and circumstances at the time of the vote. Sierra Crest does not permit Voting decisions to be influenced in any manner that is contrary to, or dilutive of, this guiding principle.

It is the general policy of Sierra Crest to vote or give consent on all matters presented to security holders in any Vote, and these policies and procedures have been designated with that in mind. However, Sierra Crest reserves the right to abstain on any particular Vote or otherwise withhold its vote or consent on any matter if, in the judgment of the Sierra Crest’s Chief Compliance Officer (“CCO”) or the relevant Sierra Crest investment professional, the costs associated with voting such Vote outweigh the benefits to the relevant Funds or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of the relevant Funds. In connection with the voting of Votes, Sierra Crest’s personnel may, in their discretion, meet with members of a company’s management and discuss matters of importance to the Funds and their economic interests.

Procedures

Conflicts of Interest

Compliance has the responsibility to monitor Votes for any conflicts of interest, regardless of whether they are actual or perceived. All Sierra Crest investment professionals are expected to perform their tasks relating to the voting of Votes in accordance with the principles set forth above, according the first priority to the best interest of the relevant Funds. If at any time any investment professional becomes aware of any potential or actual conflict of interest or perceived conflict of interest regarding any particular Voting decision, he or she should contact the CCO. If any investment professional is pressured or lobbied either from within or outside of Sierra Crest with respect to any particular Voting decision, he or she should contact the CCO. The CCO will use his or her best judgment to address any such conflict of interest and ensure that it is resolved in accordance with his or her independent assessment of the best interests of the Funds.

Where the CCO deems appropriate in his or her sole discretion, unaffiliated third parties may be used to help resolve conflicts. In this regard, the CCO shall have the power to retain independent fiduciaries, consultants, or professionals to assist with Voting decisions and/or to delegate voting or consent powers to such fiduciaries, consultants or professionals.

In the event that the CCO retains independent fiduciaries, consultants or professionals to assist with Voting decisions and/or delegates such voting or consent power to such fiduciaries, consultants or professionals, the CCO will follow the procedures below regarding third party accountability to the Funds:

●	Ascertain whether the third party has the capacity and competency to adequately analyze proxy issues, including the adequacy of the third party’s personnel and policies and procedures with regard to identifying and addressing conflicts of interest;

●	Ascertain whether the third party has the capacity and competency to adequately analyze proxy issues, including the adequacy of the third party’s personnel and policies and procedures with regard to identifying and addressing conflicts of interest;

●	Adopt ongoing oversight policies of the third party to ensure the third party continues to vote proxies in the best interest of the Funds;

●	Determine that the third party has the capacity and competency to adequately analyze proxy issues by providing materially accurate information.

Voting

All Sierra Crest personnel are responsible for promptly forwarding all proxy materials, consent or voting requests or notices or materials related thereto to the CCO.

All Voting decisions initially are referred to the appropriate investment professional for a voting decision. In most cases, the relevant deal team member will make the decision as to the appropriate vote for any particular Vote. In making such decision, he or she may rely on any of the information and/or research available to him or her.

Recordkeeping

Sierra Crest’s Recordkeeping Policies and Procedures apply to Votes. Sierra Crest personnel should refer to the Recordkeeping Policies and Procedures for additional guidance and information.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Michael Terwilliger serves as the Portfolio Manager for the Fund, charged with the day to day management of the Fund. He has served the Fund as Portfolio Manager since October 2015. Mr. Terwilliger has more than a decade of credit investment experience, with expertise in a range of products including high yield bonds, distressed debt, structured securities, bank loans and convertibles. Mr. Terwilliger joined Sierra Crest Investment Management LLC in October 2020 and currently serves as a Managing Director. From October 2015 until October 2020, Mr. Terwilliger was employed by Resource America, Inc. Mr. Terwilliger also was an officer of Resource Alternative Advisor, LLC, most recently as Managing Director. From February 2012 until October 2015, Mr. Terwilliger was a Senior Credit Analyst at Shenkman Capital Management, Inc. (“Shenkman”), a prominent institutional credit manager focused on non-investment grade products. At Shenkman, he primarily managed investments in the Retail and Food & Beverage sectors, with total exposure in excess of $1.2bn. From March 2006 until November 2011, Mr. Terwilliger worked as a High Yield Research Analyst at Bank of America-Merrill Lynch (“BAML”). In 2010 and 2011, Institutional Investor recognized Mr. Terwilliger with a #2 ranking in its annual All-America Fixed-Income Research Team for his coverage of the General Manufacturing sector and a #3 ranking in 2011 for his work in the Business Services industries. Before BAML, he was part of the Distressed Debt and Special Situations effort at Friedman Billings Ramsey & Co. In the course of his career, Mr. Terwilliger has covered a wide range of industries, including Cable, Media & Entertainment, Building Products and Energy. Mr. Terwilliger holds a Bachelor of Arts degree from Northwestern University and a Master of Business Administration from the University of Virginia Darden School of Business. He is also a CFA charter holder.

As of September 30, 2020, Mr. Terwilliger owned between $100,001 and $500,000 in Fund shares and did not manage any other accounts in addition to the Fund.

Portfolio Manager Compensation

As compensation, Mr. Terwilliger (the “Portfolio Manager”) receives from the Adviser a fixed base salary. The Portfolio Manager is also entitled to receive a discretionary bonus which may be based upon, among other things, individual performance and the performance of the Fund and the Adviser.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliates Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, the Registrant’s principal executive officer and principal financial officer have concluded that the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13. Exhibits.

(a)(1)	Registrant’s Code of Ethics was previously filed December 3, 2018 in the Registrant’s Certified Shareholder Report on Form NCSR and is hereby incorporated by reference.

(a)(2)	Certifications required by Item 13(a)(2) of Form N-CSR are filed herewith as Exhibit 99.CERT.

(a)(3)	None.

(a)(4)	None.

(b)	Certifications required by Item 13(b) of Form N-CSR are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RESOURCE CREDIT INCOME FUND

By:	/s/ Edward Goldthorpe
Edward Goldthorpe
President and Chief Executive Officer (Principal Executive Officer)

Date:	December 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Edward Goldthorpe
Edward Goldthorpe
President and Chief Executive Officer (Principal Executive Officer)

Date:	December 7, 2020

By:	/s/ Ted Gilpin
Ted Gilpin
Chief Financial Officer (Principal Financial Officer)

Date:	December 7, 2020